Filed Pursuant to Rule 497 (b)

Registration No. 333-256397

EquityCompass Tactical Risk Manager ETF

and

EquityCompass Risk Manager ETF

A Message from the Chairman of the Board of Trustees

August 11, 2021

Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in EquityCompass Tactical Risk Manager ETF (“TERM”) or EquityCompass Risk Manager ETF (“ERM”), as applicable. Enclosed is a joint proxy statement and prospectus (“Proxy Statement/Prospectus”) seeking your approval of certain proposals at a joint special meeting of shareholders of TERM and ERM (the “Meeting”).

At the Meeting, which will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 13, 2021, at 12:15 p.m. Central time, shareholders will be asked to consider and vote upon proposals involving a reorganization transaction (the “Reorganization”) whereby TERM will be combined with ERM, an exchange-traded fund (“ETF”) organized as a separate series of First Trust Exchange-Traded Fund VIII, an open-end management investment company, pursuant to which shareholders of TERM would become shareholders of ERM.

Through the Reorganization, shares of TERM would be exchanged, on a tax-free basis for federal income tax purposes (although the TERM shareholders who receive cash in lieu of fractional shares of ERM may incur certain tax liabilities) as further described herein, for shares of ERM with an equal aggregate net asset value, and TERM shareholders will become shareholders of ERM.

In determining to recommend approval of the proposals, the Board of Trustees of each of TERM and ERM considered the following factors, among others:

•	TERM and ERM utilize substantially similar investment strategies and are managed by the same sub-adviser;
•	the Reorganization would allow shareholders of TERM who become shareholders of ERM to remain in the sub-adviser’s tactical risk manager (“Risk Manager”) investment strategy;
•	having a single fund dedicated to the Risk Manager strategy could garner more investor interest over time, which could help shareholders in the form of improved bid/ask spreads;
•	TERM may no longer be offered on the investment platform through which purchase orders for TERM shares are primarily placed, limiting the future growth of TERM and liquidity of TERM shares due to decreased market participation, if such an event were to occur the Board of Trustees may elect to liquidate TERM; and
•	the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

The Board of Trustees of each of TERM and ERM has approved the Agreement and Plan of Reorganization (the “Plan”) and the transactions it contemplates and recommends that TERM shareholders vote “FOR” approval of the Plan and the Reorganization it contemplates, and that ERM shareholders vote “FOR” approval of the issuance of additional ERM shares in the Reorganization. A copy of the Plan is attached as Exhibit A to the enclosed Proxy Statement/Prospectus.

Also included in this booklet are the following materials concerning the upcoming Meeting:

•	a Notice of Joint Special Meeting of Shareholders, which discusses the respective proposal for which you are being asked to provide voting instructions; and
•	a joint proxy statement and prospectus, which provides detailed information on ERM, the specific proposals being considered at the Meeting and why the proposals are being made, including the differences between TERM and ERM.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by touch-tone telephone or via the Internet. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like to vote your shares, please promptly complete, sign, date and return the enclosed proxy card or vote by touch-tone telephone or via the Internet. A postage-paid envelope is enclosed for mailing, and touch-tone telephone and Internet voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of TERM or ERM that you own. Please take a few moments to read the enclosed materials and then cast your vote.

Our proxy solicitor, AST Fund Solutions LLC, may contact you to encourage you to exercise your right to vote.

We appreciate your participation in this important Meeting. Thank you.

Sincerely yours,

James A. Bowen

Chairman of the Board of Trustees,
First Trust Exchange Traded Fund VIII, on behalf of
EquityCompass Tactical Risk Manager ETF and
EquityCompass Risk Manager ETF

If You Need Any Assistance, Or Have Any Questions Regarding The Proposed Reorganization Or How To Vote Your Shares, Call AST Fund Solutions LLC at 866-342-2676 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

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Important Notice to Shareholders of

EquityCompass Tactical Risk Manager ETF

and

EquityCompass Risk Manager ETF

Questions & Answers

August 11, 2021

Although we recommend that you read the entire joint proxy statement and prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	What is happening?
A.	You are being asked to to approve one of the following proposals to be considered at a joint special meeting of shareholders (the “Meeting”) of EquityCompass Tactical Risk Manager ETF (“TERM”) and EquityCompass Risk Manager ETF (“ERM,” and TERM and ERM are each a “Fund” and, together, the “Funds”), both of which are series of First Trust Exchange-Traded Fund VIII (the “Trust”):
•	For shareholders of TERM: you are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of TERM, and the Trust, on behalf of ERM, pursuant to which the assets and liabilities of TERM will be transferred to ERM, and shareholders of TERM will become shareholders of ERM (collectively, the “Reorganization”) (“Proposal No. 1”).
•	For shareholders of ERM: you are being asked to consider and approve the issuance of shares by ERM in the Reorganization (“Proposal No. 2”).

The Board of Trustees of each of TERM and ERM has determined that the proposal applicable to each Fund is in the best interests of the respective Fund. The Board of Trustees of each Fund recommends that you vote FOR the proposal applicable to your Fund.

Q.	How will the Reorganization be effected?
A.	Assuming TERM shareholders approve Proposal No. 1 and ERM shareholders approve Proposal No. 2, TERM will be reorganized into ERM.

Upon the closing of the reorganization of TERM into ERM, TERM shareholders will receive newly issued shares of ERM. Shareholders of TERM will receive a number of ERM shares equal in aggregate net asset value to the aggregate net asset value of the TERM shares held by such shareholders (and cash in lieu of fractional shares of ERM), each computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the date of the closing of the Reorganization (the “Valuation Time”). Aggregate net asset value is the value of a fund’s assets minus it liabilities and should not be confused with the market value of a fund’s shares.

Immediately following the reorganization, TERM will be terminated as a series of the Trust.

Q.	Why is the Reorganization being recommended?
A.

Both ERM and TERM were launched in April of 2017 and follow EquityCompass Investment Management LLC’s (“EquityCompass” or the “Sub-Adviser”) tactical risk manager process that rotates the Fund’s allocations from long equity to holding cash, and in some cases for TERM, being short the broad equity market. Asset gathering for both Funds has been slow since launch. Tactical strategies typically perform well in markets that trend up and down over longer periods of time, but tend to underperform in markets that move quickly down, then quickly rebound (or vice versa), which was the case for both TERM and ERM in the last two market downturns. Each of TERM and ERM has lagged its benchmark and peer average since inception and over a 1 and 3 year time period. However, TERM’s performance has been worse than ERM’s since inception and over a 3 year time period, with the Funds’ performance being substantially identical over a 1 year time period. Additionally, First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Adviser”), has recently been informed by EquityCompass that TERM may no longer be offered on the investment platform through which purchase orders for TERM shares are primarily placed. If this were to occur, the future growth of TERM and liquidity of TERM shares may be limited due to decreasing number of shares on the market as shares of TERM were redeemed by the Fund while fewer shares may be issued. The Board of Trustees may elect to liquidate TERM in the event that TERM is no longer offered on the platform.

Rather than have a Fund with limited growth potential or liquidate the Fund, First Trust believes reorganizing TERM into ERM would be in the best interests of TERM investors. The Board of Trustees and management of TERM believe the Reorganization would allow TERM shareholders who become shareholders of ERM to remain in the Sub-Adviser’s tactical risk manager (“Risk Manager”) investment strategy. Additionally, ERM shareholders could benefit as the Fund increases in size due to the new assets. Larger funds tend to trade at marginally better spreads and could garner more investor interest over time. If the Reorganization is consummated, TERM’s shareholders will receive ERM shares equal in aggregate net asset value to the aggregate net asset value of their TERM shares as of the Valuation Time. Immediately after the Reorganization, ERM will have a greater asset base than TERM prior to the Reorganization. In addition, ERM has and is expected to maintain a similar total operating expense ratio as TERM following the Reorganization. No assurances can be given that ERM’s total operating expense ratio will remain at its current rate.

Q.	Will shareholders of the Funds have to pay any direct expenses in connection with the Reorganization?
A.

No. The direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by First Trust and EquityCompass, regardless of whether the Reorganization is completed. Any indirect expenses of the Reorganization would primarily relate to repositioning of TERM assets prior to the Reorganization. These expenses, if any, would be borne by TERM and would impact the net asset value of TERM prior to the Reorganization. TERM assets will not be repositioned prior to the Reorganization and so no indirect expenses are anticipated in connection with repositioning.

Q.	Will the ERM shares received by TERM shareholders in the Reorganization be listed on the NYSE Arca following the Reorganization?
A.	Yes. TERM shares and ERM shares are both currently listed and trade on the NYSE Arca Exchange (the “NYSE Arca”), and ERM shares will continue to be listed and trade on the NYSE Arca following the Reorganization. Shareholders will bear no costs in connection with the delisting of TERM or the listing of additional shares of ERM in connection with the Reorganization.
Q.	Do the Funds have similar investment strategies and risks?
A.	Yes. The investment strategies of TERM and ERM are similar in certain respects, but have some important differences. As a result of such similarities, the Funds are subject to many of the same investment risks.

TERM and ERM are both actively managed exchange-traded funds (“ETF”) whose investment objectives are to seek to provide long term capital appreciation with capital preservation as a secondary objective.

TERM seeks to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the United States or listed on a U.S. securities exchange. During periods when the U.S. equity market is determined to be unfavorable by the Sub-Adviser, TERM may invest all or a portion of its assets in cash, cash equivalents and short-term fixed income ETFs. During such periods, TERM may invest all or a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices including by investing in inverse ETFs.

TERM’s strategy seeks to provide exposure to U.S.-listed equity securities and to avoid large, prolonged market losses and reduce volatility. Although TERM may invest in equity securities of any market capitalization, the equity securities held by TERM are generally stocks in the S&P 100® Index and certain smaller capitalized stocks diversified across major economic sectors, typically within the S&P 500® Index. The portfolio of equity securities and allocation decisions are determined by analyzing technical and fundamental market indicators to determine the current overall favorability of the market. When these indicators determine that the market is entering an unfavorable period, TERM may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income ETFs, or TERM may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced Short Maturity ETF (“FTSM”). During an unfavorable market period, TERM may also invest in inverse ETFs which seek to provide investment results that match a negative return of the performance of an underlying index like the S&P 500® Index. Certain of the ETFs in which TERM invests may be advised by First Trust.

ERM seeks to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the United States or listed on a U.S. securities exchange. During periods when the U.S. equity market is determined to be unfavorable by the Sub-Adviser, ERM may invest all or a portion of its assets in cash, cash equivalents and short-term fixed income ETFs.

ERM’s strategy seeks to provide exposure to U.S.-listed equity securities and to avoid large, prolonged market losses and reduce volatility. Although ERM may invest in equity securities of any market capitalization, the equity securities held by ERM are generally stocks in the S&P 100® Index and certain smaller capitalized stocks diversified across major economic sectors, typically within the S&P 500® Index. The portfolio of equity securities and allocation decisions are determined by analyzing technical and fundamental market indicators to determine the current overall favorability of the market. When these indicators determine that the market is entering an unfavorable period, ERM may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income ETFs, or ERM may invest all or a portion of its assets in FTSM. Certain of the ETFs in which ERM invests may be advised by First Trust.

The principal difference between the investment strategies of TERM and ERM is that TERM may invest all or a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices, including by investing in inverse ETFs, when the U.S. equity market is determined to be unfavorable by the Sub-Adviser. As a result of this difference, TERM and ERM are subject to different risks associated with such different investments and strategies.

Q.	Are the Funds managed by the same portfolio management team?
A.	Yes. First Trust serves as the investment adviser to both TERM and ERM and EquityCompass serves as the sub-adviser to both TERM and ERM. For both Funds, the Investment Committee of First Trust is responsible for the day-to-day management of the Fund with daily decisions being made jointly by Investment Committee members while EquityCompass provides non-discretionary investment advice to the Investment Committee.
Q.	Will there be federal income tax consequences to TERM shareholders as a direct result of the Reorganization?
A.

No. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, other than with respect to the cash paid in lieu of fractional shares of ERM as discussed below, and will not occur unless TERM’s counsel provides a tax opinion to that effect. TERM shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares of ERM. See “Information About the Reorganization —Terms of the Reorganization” in the Proxy Statement/Prospectus for a further discussion of the tax liabilities TERM shareholders may incur. If a shareholder chooses to sell TERM shares prior to the Reorganization, the sale may generate taxable gain or loss; therefore, such shareholder may wish to consult a tax advisor before doing so.

TERM intends to pay a dividend of any undistributed realized net investment income, if any, immediately prior to the closing of the Reorganization of TERM into ERM. The amount of dividends actually paid, if any, will depend on a number of factors, such as changes in the value of TERM’s holdings and the extent of the liquidation of securities before the closing of such Reorganization. Any net investment income realized prior to the Reorganization will be distributed to TERM’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to TERM’s shareholders. As of the date hereof, no net investment income or long-term capital gains distributions are expected to be paid by TERM prior to the Reorganization.

Q.	Will the value of my investment change as a result of the approval of the proposed Reorganization?
A.	Shareholders of TERM will receive a number of ERM shares equal in aggregate net asset value to the aggregate net asset value of the TERM shares held as of the Valuation Time (with cash being distributed in lieu of any fractional shares of ERM). It is likely that the number of shares a TERM shareholder owns will change as a result of the Reorganization because shares of TERM will be exchanged for shares of ERM at an exchange ratio based on the Funds’ relative net asset values, which will likely differ from one another at the Valuation Time.
Q.	What vote is required of shareholders of TERM and ERM to approve the proposals?
A.

In the case of TERM, the approval of Proposal No. 1 requires the affirmative vote of (i) 67% or more of the TERM shares present at the Meeting, if the holders of more than 50% of the outstanding shares of TERM are present or represented by proxy, or (ii) more than 50% of the outstanding shares of TERM, whichever is less.

In the case of ERM, the approval of Proposal No. 2 requires the vote of a majority of the total votes cast by ERM shareholders on the proposal, assuming a quorum is present at the Meeting.

Both Funds’ shareholders must approve the proposal for their Fund if the Reorganization is to occur. Accordingly, the Reorganization may not be completed even if shareholders of your Fund vote to approve the applicable proposal.

Q.	How does the Board of Trustees recommend that shareholders vote on the proposals?
A.	After careful consideration, the Board of Trustees of each Fund has determined that the Reorganization is in the best interests of TERM and ERM and that the interests of TERM’s and ERM’s existing shareholders will not be diluted as a result of the Reorganization, and recommends that TERM shareholders vote FOR Proposal No. 1 and that ERM shareholders vote FOR Proposal No. 2.
Q.	What will happen if the required shareholder approval is not obtained?
A.	In the event that shareholders of TERM do not approve the Proposal No. 1 or shareholders of ERM do not approve Proposal No. 2, each Fund will continue to exist and operate on a stand-alone basis, although the Board of Trustees of TERM may consider liquidating TERM.

Q.	When would the proposed Reorganization be effective?
A.	If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of both Funds will receive notice indicating that the Reorganization was completed.

Q.	How can I vote?

A.        You can vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated;
•	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator;
•	via the Internet by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting.

Whichever method you choose, please take the time to read the full text of the enclosed joint proxy statement and prospectus before you vote.

Q.	Whom should I call for additional information about the joint proxy statement and prospectus?

A.        Please call AST Fund Solutions LLC, the Funds’ proxy solicitor, at 866-342-2676.

EquityCompass Tactical Risk Manager ETF

and

EquityCompass Risk Manager ETF

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Joint Special Meeting of Shareholders
To be held on September 13, 2021

August 11, 2021

To the Shareholders of EquityCompass Tactical Risk Manager ETF and EquityCompass Risk Manager ETF:

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of EquityCompass Tactical Risk Manager ETF (“TERM”), a series of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), and EquityCompass Risk Manager ETF (“ERM”), also a series of the Trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 13, 2021, at 12:15 p.m. Central time, to consider the following (collectively, the “Proposals” and individually, a “Proposal”):

(1)       For TERM shareholders, to approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of TERM, and the Trust, on behalf of ERM, pursuant to which TERM would (i) transfer all of its assets to ERM in exchange solely for newly issued shares of ERM and ERM’s assumption of all of the liabilities of TERM and (ii) immediately distribute such newly issued shares of ERM to TERM shareholders (collectively, the “Reorganization”); and

(2)       For ERM shareholders, to approve the issuance of additional shares of ERM in the Reorganization in accordance with the applicable rules of the NYSE Arca Exchange.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Holders of record of shares of TERM or ERM at the close of business on July 12, 2021 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees of First Trust
Exchange-Traded Fund VIII on behalf of
TERM and ERM,

W. Scott Jardine

Secretary

Shareholders Who Do Not Expect To Attend The Meeting Are Requested To Promptly Complete, Sign, Date And Return The Proxy Card In The Enclosed Envelope Which Does Not Require Postage If Mailed In The Continental United States. Instructions For The Proper Execution Of Proxies Are Set Forth On The Next Page. If You Need Any Assistance, Or Have Any Questions Regarding Your Fund’s Proposal Or How To Vote Your Shares, Call AST Fund Solutions LLC at 866-342-2676 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.       Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.       All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
EquityCompass Tactical Risk Manager ETF and EquityCompass risk manager ETF

This document contains a joint proxy statement and prospectus and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in accordance with the recommendation of the Board of Trustees as indicated on the cover of the joint proxy statement and prospectus.

We urge you to review the joint proxy statement and prospectus carefully and either fill out your proxy card and return it to us by mail, vote by phone or vote via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

 If you have any questions, please call AST Fund Solutions LLC, the proxy solicitor, at the special toll-free number we have set up for you: 866-342-2676.

equitycompass tactical risk manager etf and equitycompass risk manager etf

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

JOINT PROXY STATEMENT AND PROSPECTUS

August 11, 2021

This joint proxy statement and prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of EquityCompass Tactical Risk Manager ETF (“TERM”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VIII, an open-end management investment company (the “Trust”), and shareholders of EquityCompass Risk Manager ETF (“ERM”), an an exchange-traded fund organized as a separate series of the Trust, in connection with a Joint Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of the Trust (the “Board of Trustees”) on behalf of ERM and the Board of Trustees of on behalf of TERM (will be held at the offices of TERM and ERM, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 13, 2021, at 12:15 p.m. Central time, as may be adjourned or postponed, to consider the proposals listed below, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. TERM and ERM are referred to herein collectively as the “Funds” and each is referred to herein individually as a “Fund.”

This Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of TERM and ERM on or about August 11, 2021. This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Proxy Statement/Prospectus. Please read it carefully and keep it for future reference.

At the Meeting, the shareholders of TERM and ERM will be asked to approve the proposal applicable to their Fund, as described below (collectively, the “Proposals” and individually, a “Proposal”):

Proposal No. 1: For TERM shareholders, to approve an Agreement and Plan of Reorganization by and between the Trust, on behalf of TERM, and the Trust, on behalf of ERM, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A (the “Plan”), pursuant to which TERM would (i) transfer all of its assets to ERM in exchange solely for newly issued shares of ERM and ERM’s assumption of all of the liabilities of TERM and (ii) immediately distribute such newly issued shares of ERM to TERM shareholders (collectively, the “Reorganization”); and

Proposal No. 2: For ERM shareholders, to approve the issuance of additional shares of ERM in the Reorganization in accordance with the applicable rules of the NYSE Arca Exchange (the “NYSE Arca” of the “Exchange”).

The Board of Trustees of each Fund has approved the Proposals as being in the best interests of TERM and ERM, respectively, and recommend that you vote FOR the Proposal applicable to your Fund. The Board of Trustees believes that, given that TERM may no longer be offered on the investment platform through which purchase orders for TERM shares are primarily placed and therefore may be liquidated by the Board of Trustees, the Reorganization would allow TERM shareholders who become shareholders of ERM to remain in the Sub-Adviser’s tactical risk manager (“Risk Manager”) investment strategy, and that additional assets in ERM and having a single fund dedicated to the Risk Manager strategy could garner more investor interest over time, which could help shareholders in the form of improved bid/ask spreads.

The proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of TERM into ERM, pursuant to which TERM would (i) transfer all of its assets to ERM in exchange solely for newly issued shares of ERM and ERM’s assumption of all of the liabilities of TERM and (ii) immediately distribute such newly issued shares of ERM to TERM shareholders. Shareholders of TERM will receive a number of ERM shares equal in aggregate net asset value to the aggregate net asset value of the TERM shares held as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the closing of the reorganization of TERM into ERM (the “Valuation Time”) (with cash being distributed in lieu of any fractional shares of ERM). Through the Reorganization, shares of TERM would be exchanged on a tax-free basis for federal income tax purposes for shares of ERM (although TERM shareholders who receive cash in lieu of fractional shares of ERM may incur certain tax liabilities). In the event that shareholders of TERM do not approve the Reorganization or shareholders of ERM do not approve the issuance of additional shares of ERM to be issued in the Reorganization, each Fund will continue to exist and operate on a stand-alone basis, although the Board of Trustees of TERM may consider liquidating TERM.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

ERM and TERM each list and trade their shares on the NYSE Arca. Shares of ERM and TERM are not redeemable individually and therefore liquidity for individual shareholders of ERM or TERM will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the ERM shares or TERM shares, respectively. Reports, proxy materials and other information concerning ERM and TERM can be inspected at the offices of the NYSE Arca.

The following documents contain additional information about TERM and ERM, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

(i) the prospectus and Statement of Additional Information of ERM, dated January 4, 2021, relating to shares of ERM (SEC File No. 333-210186);

(ii) the prospectus and Statement of Additional Information of TERM, dated January 4, 2021, relating to shares of TERM (SEC File No. 333-210186);

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(iii) the audited financial statements and related independent registered public accounting firm’s report for ERM and the financial highlights for ERM contained in ERM’s Annual Report to Shareholders for the fiscal year ended August 31, 2020 (SEC File No. 811-23147);

(iv) the unaudited financial statements for ERM contained in ERM’s Semi-Annual Report to Shareholders for the six months ended February 28, 2021 (SEC File No. 811-23147);

(v) the audited financial statements and related independent registered public accounting firm’s report for TERM and the financial highlights for TERM contained in TERM’s Annual Report to Shareholders for the fiscal year ended August 31, 2020 (SEC File No. 811-23147); and

(vi) the unaudited financial statements for TERM contained in TERM’s Semi-Annual Report to Shareholders for the six months ended February 28, 2021 (SEC File No. 811-23147).

A copy of the ERM prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus is also incorporated by reference and legally deemed to be part of this document, and is available upon oral or written request at no charge by calling First Trust Advisors L.P. (“First Trust” or the “Advisor”) at (800) 621-1675 or by writing to First Trust at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. In addition, ERM will furnish, without charge, a copy of its prospectus, most recent Annual Report or Semi-Annual Report to a TERM shareholder upon request. TERM’s prospectus dated January 4, 2021, Annual Report to Shareholders for the fiscal year ended August 31, 2020, containing audited financial statements, and Semi-Annual Report to Shareholders for the six months ended February 28, 2021, have been previously made available or mailed to shareholders. Copies of these documents are available upon request and without charge by writing to First Trust at the address listed above or by calling (800) 621-1675.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, proxy statement/prospectus materials and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street NE, Washington, DC 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, after paying a duplicating fee, or by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning TERM and ERM may be inspected at the offices of the NYSE Arca.

This Proxy Statement/Prospectus serves as a prospectus of ERM in connection with the issuance of the additional ERM shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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TABLE OF CONTENTS

INTRODUCTION	1
A. Synopsis	1
B. Risk Factors	7
C. Information About the Reorganization	15
D. Additional Information About the Investment Policies and Management of the Funds	24
Proposal — Reorganization of TERM Into ERM	31
Proposal — Approval of Issuance of Additional Shares of ERM	32
ADDITIONAL INFORMATION ABOUT TERM AND ERM	33
GENERAL INFORMATION	37
OTHER MATTERS TO COME BEFORE THE MEETING	42
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION	A-1

INTRODUCTION

You are being asked to vote at the Meeting to approve the Proposal applicable to your Fund. Specifically, shareholders of TERM are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of TERM will be transferred to ERM, and shareholders of TERM will become shareholders of ERM, and shareholders of ERM are being asked to approve the issuance of additional shares of ERM in connection with the Reorganization.

A. Synopsis

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and shareholders should reference the more complete information contained in this Proxy Statement/Prospectus and in the accompanying statement of additional information (the “Reorganization SAI”) and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Proxy Statement/Prospectus.

The Proposed Reorganization

The Board of Trustees of each of TERM and ERM, including the trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), has approved the proposed Reorganization, including the Plan. If the shareholders of TERM approve the Plan (as set forth under Proposal No. 1) and shareholders of ERM approve the issuance of additional shares of ERM in connection with the Reorganization (as set forth under Proposal No. 2), TERM will reorganize into ERM, pursuant to which TERM would (i) transfer all of its assets to ERM in exchange solely for newly issued shares of ERM and ERM’s assumption of all of the liabilities of TERM and (ii) immediately distribute such newly issued shares of ERM to TERM shareholders. In connection with the Reorganization, ERM will issue to TERM shareholders book entry interests for the shares of ERM registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of TERM will receive a number of ERM shares equal in aggregate net asset value to the aggregate net asset value of the TERM shares held as of the Valuation Time (with cash being distributed in lieu of any fractional shares of ERM). Through the Reorganization, shares of TERM would be exchanged on a tax-free basis for federal income tax purposes for shares of ERM (although TERM shareholders who receive cash in lieu of fractional shares of ERM may incur certain tax liabilities). See “Information About the Reorganization —Terms of the Reorganization” below for a further discussion of the tax liabilities TERM shareholders may incur. Like shares of TERM, shares of ERM are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Background and Reasons for the Proposed Reorganization

Both ERM and TERM were launched in April of 2017 and follow EquityCompass Investment Management LLC’s (“EquityCompass” or the “Sub-Adviser”) tactical risk manager process that rotates the Fund’s allocations from long equity to holding cash, and in some cases for TERM, being short the broad equity market. Asset gathering for both Funds has been slow since launch. Tactical strategies typically perform well in markets that trend up and down over longer periods of time, but tend to underperform in markets that move quickly down, then quickly rebound (or vice versa), which was the case for both TERM and ERM in the last two market downturns. Each of TERM and ERM has lagged its benchmark and peer average since inception and over a 1 and 3 year time period. However, TERM’s performance has been worse than ERM’s since inception and over a 3 year time period, with the Funds’ performance over a 1 year time period being substantially identical. Additionally, First Trust Advisors, L.P., the investment adviser of the Funds (“First Trust” or the “Adviser”), has recently been informed by EquityCompass that TERM may no longer be offered on the investment platform through which purchase orders for TERM shares are primarily placed.

Rather than liquidating the Fund or have a Fund with limited growth potential, First Trust believes reorganizing TERM into ERM would be in the best interests of TERM investors. The Board of Trustees and management of TERM believe the Reorganization would allow TERM shareholders who become shareholders of ERM to remain in the Sub-Adviser’s tactical risk manager (“Risk Manager”) investment strategy. Additionally, ERM shareholders could benefit as the Fund increases in size due to the new assets. Larger funds tend to trade at marginally better spreads and could garner more investor interest over time. If the Reorganization is consummated, TERM’s shareholders will receive ERM shares equal in aggregate net asset value to the aggregate net asset value of their TERM shares as of the Valuation Time. Immediately after the Reorganization, ERM will have a greater asset base than TERM prior to the Reorganization. In addition, ERM has and is expected to maintain a similar total operating expense ratio as TERM following the Reorganization. No assurances can be given that ERM’s total operating expense ratio will remain at its current rate.

Board Considerations Relating to the Proposed Reorganization

Based on information provided by First Trust, the Board of Trustees of each Fund considered the following factors, among others, in determining to recommend that shareholders of TERM and ERM approve the Plan and the Reorganization it contemplates:

•	Compatibility of Investment Objectives and Policies. The Board noted that TERM and ERM are both actively managed exchange-traded funds that follow the Sub-Advisor’s Risk Manager investment strategy that rotates the Funds’ allocations tactically from long equity to holding cash, although, under certain circumstances, TERM may also go short the broad equity market. The Board noted that the investment strategies for TERM and ERM are substantially similar except for TERM’s ability to go short the market. The Board also considered the 100% overlap of the Funds’ portfolio holdings and nearly identical cash positions as of December 7, 2020.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for TERM and ERM, including comparisons between the current unitary management fee rates and expense ratios for TERM and ERM and the estimated pro forma unitary management fee rate and expense ratio of the combined fund. The Board noted that each Fund’s unitary management fee rate is 0.65% of its average daily net assets and would not change as a result of the Reorganization.
•	Expenses of the Reorganization. The Board noted that the Advisor and the Sub-Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board also noted that portfolio turnover and, therefore, brokerage costs, in connection with the Reorganization were expected to be limited given the 100% overlap of the Funds’ portfolio holdings as of December 7, 2020.
•	Potential Improved Trading and Liquidity. The Board considered the Advisor’s statement that additional assets in ERM and having a single fund dedicated to the Sub-Advisor’s Risk Manager strategy could garner more investor interest over time, which could help shareholders in the form of improved bid/ask spreads.

•	Fund Performance. The Board reviewed the historical performance of TERM and ERM, noting that each Fund had underperformed its respective benchmark and peer group average over the one- and three-year periods ended September 30, 2020, and over the period from inception on April 10, 2017 through September 30, 2020, with ERM outperforming TERM for the three-year and since-inception periods. The Board also noted that the Funds’ performance over the one-year period ended September 30, 2020 was substantially identical.

•	Portfolio Management. The Board noted that each Fund is managed by the Advisor’s Investment Committee, with the Sub-Advisor providing non-discretionary investment advice to the Investment Committee. The Board noted that the Advisor’s Investment Committee would continue to manage ERM, with the Sub-Advisor continuing to provide non-discretionary investment advice to the Investment Committee, following the closing of the Reorganization.

•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that TERM and ERM will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted information provided by the Advisor indicating that TERM’s capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by ERM.

•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of TERM and ERM in light of the basis on which shares of ERM would be issued to shareholders of TERM.

Please see “Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” below for a further discussion of the deliberations and considerations undertaken by the Board of Trustees in connection with the proposed Reorganization.

The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of its respective Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. In the event that shareholders of TERM and ERM do not approve the applicable Reorganization Proposal, each Fund will continue to exist and operate on a stand-alone basis.

Material Federal Income Tax Consequences of the Reorganization

For federal income tax purposes, no gain or loss is expected to be recognized by TERM or its shareholders as a direct result of the Reorganization other than with respect to the cash paid in lieu of fractional shares of ERM as explained below. Any undistributed net investment income realized prior to the Reorganization will be distributed to TERM’s shareholders as ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to TERM’s shareholders. As of the date hereof, no net investment income or long-term capital gains dividends are expected to be paid by TERM prior to the Reorganization. Through the Reorganization, TERM shares will be exchanged, on a tax-free basis for federal income tax purposes (although TERM shareholders who receive cash in lieu of fractional shares of ERM may incur certain tax liabilities), for shares of ERM with an equal aggregate net asset value, and TERM shareholders will become shareholders of ERM.

Comparison of the Funds

General. Both TERM and ERM are diversified, actively managed ETFs that were created as series of the Trust, an open-end management investment company organized as a Massachusetts business trust on February 22, 2016.

Investment Objectives, Policies and Strategies. The investment strategies of TERM and ERM are similar, but have some important distinctions, each as discussed and summarized below. The primary difference between the investment strategies of TERM and ERM is that TERM may invest all or a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices, including by investing in inverse ETFs, when the U.S. equity market is determined to be unfavorable by the Sub-Adviser. As a result of such differences, TERM and ERM are subject to the different risks associated with such different investments and strategies. The similarities and differences between the Funds’ investment objectives, principal strategies and policies and non-principal and other investment strategies and policies are highlighted below.

Each Fund’s investment objectives are fundamental policies of the Fund and may not be changed without the approval of a “majority of the outstanding voting securities” of the respective Fund. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. For more information on the Fund’s investment objectives, policies and strategies, please see “D. Additional Information About the Investment Policies and Management of the Funds.”

Purchase, Redemption and Distribution. TERM and ERM issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a “Creation Unit”). TERM and ERM shares are not individually redeemable securities of TERM and ERM, respectively, except when aggregated as Creation Units. Shares of TERM and ERM are listed and traded on NYSE Arca under the ticker symbol “TERM” and “ERM,” respectively, to provide liquidity for individual shareholders of TERM and ERM in amounts less than the size of a Creation Unit. Shareholders of TERM and ERM are entitled to dividends as declared by their respective Trustees. Each of TERM and ERM distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Past Performance. The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund has varied from year to year, and how the average total returns of the Funds for different periods compare. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for ERM is provided below.

EquityCompass Risk Manager ETF

Calendar Year Total Returns as of 12/31(1)

(1)       The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2021 to June 30, 2021 was 20.41%.

During the Periods shown in the chart above:

Best Quarter	Worst Quarter
19.17% December 31, 2020	-26.06% March 31, 2020

ERM’s past performance (before and after taxes) is not necessarily an indication of how ERM will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from ERM returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold, or will hold, ERM shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.

ERM will be the accounting survivor in the Reorganization and will be the survivor for performance reporting and tax purposes.

Average Annual Total Returns for the Periods Ended December 31, 2020
ERM	1 Year	Since Inception(1)
Return Before Taxes	-2.76%	2.94%
Return After Taxes on Distributions	-3.37%	2.20%
Return After Taxes on Distributions and Sale of Fund Shares	-1.68%	1.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.53%
Hedge Fund Research HFRI Equity Index(2) (reflects no deduction for fees, expenses or taxes)	17.67%	8.40%
(1)	Inception Date 4/10/2017.
(2)	Cumulative total return for the period April 30, 2017 through December 31, 2020. Performance data is not available for the entire period shown in the table for the index because performance data for the index is only available on a month-end basis. Performance data for the index may be updated on an ongoing basis and is subject to change.

Performance information for TERM is provided below.

EquityCompass Tactical Risk Manager ETF

Calendar Year Total Returns as of 12/31(1)

(1)       The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2021 to June 30, 2021 was 20.44%.

During the Periods shown in the chart above:

Best Quarter	Worst Quarter
19.13% December 31, 2020	-26.05% March 31, 2020

TERM’s past performance (before and after taxes) is not necessarily an indication of how TERM will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume a shareholder sold their shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from TERM returns, or taxes.

A shareholder’s own actual after-tax returns will depend on their specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold TERM shares in tax-deferred accounts such as IRAs or employee-sponsored retirement plans.

Average Annual Total Returns for the Periods Ended December 31, 2020
TERM	1 Year	Since Inception(1)
Return Before Taxes	-2.74%	-0.86%
Return After Taxes on Distributions	-3.35%	-1.51%
Return After Taxes on Distributions and Sale of Fund Shares	-1.67%	-0.92%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.53%
Hedge Fund Research HFRI Equity Index(2) (reflects no deduction for fees, expenses or taxes)	17.67%	8.40%
(1)	Inception Date 4/10/2017.
(2)	Cumulative total return for the period April 30, 2017 through December 31, 2020. Performance data is not available for the entire period shown in the table for the index because performance data for the index is only available on a month-end basis. Performance data for the index may be updated on an ongoing basis and is subject to change.

B. Risk Factors

The investment strategies of TERM and ERM are similar, but have some important distinctions, as discussed in this Proxy Statement/Prospectus. The principal difference between the investment strategies of TERM and ERM is that TERM may invest all or a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices, including by investing in inverse ETFs, when the U.S. equity market is determined to be unfavorable by the Sub-Adviser. As a result of this difference, TERM and ERM are subject to different risks associated with such different investments and strategies.

Aside from these differences, as investment companies following similar strategies, many of the principal risks applicable to an investment in TERM are also applicable to an investment in ERM. Shares of each Fund may change in value, and an investor could lose money by investing in either Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Risk is inherent in all investing.

As noted above, although many of the principal risks applicable to an investment in TERM are also applicable to an investment in ERM, there are some differences in the risks applicable to each Fund. Because the Funds have substantially similar investment strategies, the Funds’ principal risks are substantially similar. The principal risks below should be considered by shareholders of each Fund in their evaluation of the Reorganization.

Principal Risks of ERM also applicable to TERM

The following are the principal risks ERM which are also applicable TERM.

Authorized Participant Concentration Risk

Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A limited number of institutions act as authorized participants for a Fund. Although participants are not obligated to make a market in a Fund’s shares or submit purchase and redemption orders for creation units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, a Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.

Cyber Security Risk

The Funds are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Funds’ digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Funds invest or the Funds’ third-party service providers, such as their administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Funds to many of the same risks associated with direct cyber security breaches. Although the Funds have established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk

The value of the Funds’ shares will fluctuate with changes in the value of the equity securities in which they invest. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF Risk

Under certain market conditions, the Funds may invest in ETFs. The Funds’ investment in shares of ETFs subjects them to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Funds, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, the Funds bear their proportionate share of the ETF’s expenses, subjecting the Funds’ respective shareholders to duplicative expenses.

Investment Restriction Risk

The Funds’ investment in other investment companies is restricted by federal securities laws and the Funds’ associated exemptive relief which limit the size of the position the Funds can take in another investment company. These limitations may prevent the Funds from purchasing shares of an investment company that it may have otherwise purchased pursuant to its principal investment strategy.

Management Risk

The Funds are subject to management risk because they are actively managed portfolios. In managing the Funds’ investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Funds will meet their investment objectives.

Market Maker Risk

The Funds face numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. A Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk

Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility. During any such events, a Fund’s shares may trade at increased premiums or discounts to their net asset value.

Premium/Discount Risk

The market price of a Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for a Fund’s shares may become less liquid in response to deteriorating liquidity in the market for a Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of a Fund’s shares and their net asset value.

Significant Exposure Risk

To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.

Smaller Companies Risk

Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Issues Risk

Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on the Exchange in the event a Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Principal Risks Exclusive to TERM

The investment objectives and strategies of TERM and ERM are similar, but they also have some important distinctions, as discussed in this Proxy Statement/Prospectus. As a result of such differences, TERM is subject to some additional risks that may not be associated with ERM.

Asset-Backed Securities Risk

Under certain market conditions, TERM may invest in ETFs that hold asset-backed securities. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to an underlying ETF.

Call Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. An underlying ETF is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. An underlying ETF would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the ETF’s income.

Compounding Risk

TERM invests in ETFs that each have a single day investment objective to provide the inverse (-1x) of the return of a market index for a single day. Such ETFs’ performance for any other period is the result of its return for each day compounded over the period. This usually will differ in amount, and possibly even direction, from the inverse (-1x) of the daily return of an underlying ETF’s index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on an inverse fund. This effect becomes more pronounced as index volatility increases. This risk may be especially heightened for TERM as TERM’s investment process only periodically (monthly) considers significant portfolio changes.

Counterparty Risk

Under certain market conditions, TERM may invest in ETFs that are subject to counterparty risk. Underlying ETF transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the underlying ETF. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying ETF. An underlying ETF may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. An issuer or other obligated party of a debt security held by an underlying ETF may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by an underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Extension Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Floating Rate Securities Risk

Under certain market conditions, TERM may invest in ETFs that hold floating rate securities. Floating rate securities are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. As a result, the coupon on floating rate securities will generally decline in a falling interest rate environment, causing an underlying ETF to experience a reduction in the income it receives from the security. A floating rate security’s coupon rate resets periodically according to the terms of the security. Consequently, in a rising interest rate environment, floating rate securities with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate securities may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference rate which would decrease the value of the security.

High Yield Securities Risk

Under certain market conditions, TERM may invest in ETFs that hold high yield securities. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for an underlying ETF.

Income Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. An underlying ETF’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying ETF may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the ETF otherwise needs to purchase additional debt securities.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.

Interest Rate Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. Interest rate risk is the risk that the value of the debt securities in an underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. An underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Inverse ETF Risk

TERM may invest in inverse ETFs. Inverse ETFs seek daily investment results that correspond to the inverse (opposite) of the daily performance of a specific benchmark. They are designed to rise in price when the value of the underlying benchmark is falling and fall in price when the value of the underlying benchmark is rising. They are subject to many of the same risks as traditional ETFs. However, since most inverse ETFs reset daily, their performance over longer terms can perform very differently than underlying assets and benchmarks. Volatile markets can amplify this effect. The return of an inverse ETF for periods longer than a single day will be the result of its return for each day compounded over the period. An inverse ETF’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the underlying ETF’s stated multiple (-1x) times the return of the underlying ETF’s index for the same period. For periods longer than a single day, an inverse ETF will lose money if its underlying index’s performance is flat, and it is possible that the inverse ETF will lose money even if the level of the underlying index falls.

LIBOR Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities that pay coupons that are based on LIBOR. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain underlying ETF investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on an underlying ETF or on certain instruments in which an underlying ETF invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an underlying ETF.

Mortgage-Related Securities Risk

Under certain market conditions, TERM may invest in ETFs that hold mortgage-related securities. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make an underlying ETF more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect an underlying ETF's actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.

Prepayment Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying ETF may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying ETF to change.

Short Exposure Risk

TERM may invest in ETFs that provide short exposure. In connection with a short exposure to a security, index or other instrument, TERM is subject to the risk that instead of declining, the price of the security, index or other instrument to which TERM has short exposure will rise. The risk of loss on a shorted position arises from the increase in value of the shorted security, index or other instrument and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short exposures involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short transaction may fail to honor its contract terms, causing a loss to TERM. Further, in times of unusual or adverse economic, market or political conditions, TERM may not be able to fully or partially implement its short exposure strategy.

Sovereign Debt Securities Risk

Under certain market conditions, TERM may invest in ETFs that hold sovereign debt securities. Sovereign debt securities are issued or guaranteed by foreign governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

Valuation Risk

Under certain market conditions, TERM may invest in ETFs that hold debt securities. Unlike publicly traded securities that trade on national securities exchanges, there is no central place or exchange for trading most debt securities. Debt securities generally trade on an “over-the-counter” market. Due to the lack of centralized information and trading, and variations in lot sizes of certain debt securities, the valuation of debt securities may carry more uncertainty and risk than that of publicly traded securities. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Also, because the available information is less reliable and more subjective, elements of judgment may play a greater role in valuation of debt securities than for other types of securities.

Principal Risks Related to the Proposed Reorganization

The following are principal risks related to the proposed Reorganization and are applicable to both ERM and TERM:

Anticipated Benefits Risk

Although it is anticipated that the Reorganization will lead to certain benefits for TERM and ERM shareholders, we cannot assure you that these benefits, along with any other benefits that are anticipated from the Reorganization, will be realized.

Tax Risk

In addition to the foregoing risks of investing in ERM, tax risk is associated with the proposed Reorganization. TERM’s counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization – Federal Income Tax Consequences.” However, no ruling is being sought from the Internal Revenue Service (the “IRS”) to determine whether the IRS in fact agrees with the opinion of TERM’s counsel. The opinion of TERM’s counsel’s opinion is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The tax opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of TERM to ERM resulting in gain recognition to TERM. Under such circumstances, the shareholders of TERM would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of TERM. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution.

C. Information About the Reorganization

Comparative Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of TERM and ERM and the estimated pro forma fees and expenses of ERM after giving effect to the Reorganization. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	TERM	ERM	ERM Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.02%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.67%	0.68%	0.68%
Net Annual Fund Operating Expenses	0.67%	0.68%	0.68%

Example

The following example is intended to help you compare the costs of investing in the shares of ERM on a pro forma basis following the Reorganization with the costs of investing in TERM and ERM without the Reorganization. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return each year. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
TERM	$68	$214	$373	$835
ERM	$69	$218	$379	$847
ERM (pro forma)	$69	$218	$379	$847

General

The Board of Trustees of each Fund has approved the Plan by and between the Trust, on behalf of TERM, and the Trust, on behalf of ERM, and the transactions it contemplates, including the reorganization of TERM into ERM in exchange for shares of ERM, on a tax-free basis for federal income tax purposes as provided for therein. The Board of Trustees believes that, given that TERM may no longer be offered on the investment platform through which purchase orders for TERM shares are primarily placed and therefore may be liquidated by the Board of Trustees, the Reorganization would allow TERM shareholders who become shareholders of ERM to remain in the Risk Manager strategy, and that additional assets in ERM and having a single fund dedicated to the Risk Manager strategy could garner more investor interest over time, which could help shareholders in the form of improved bid/ask spreads. The Board of Trustees of each Fund has determined that the proposed Reorganization is in the best interests of its respective Fund and that the interests of its respective Fund’s existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of TERM is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of such Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Fund. In order to consummate the proposed Reorganization, shareholders of ERM also must approve the issuance of shares of ERM in the Reorganization. Shareholder approval of the issuance of additional shares of ERM in the Reorganization requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions will be treated as present for purposes of determining a quorum at the Meeting. Abstentions of TERM shareholders will have the same effect as a vote against the approval of the Plan and the Reorganization it contemplates. Abstentions of ERM shareholders will have no effect on the approval of the issuance of shares of ERM. All shares represented by properly submitted proxies will be counted as present for the purposes of determining a quorum.  Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers will request the instructions of such customers before the Meeting on how to vote their shares on the Proposal.  Under applicable NYSE rules, broker-dealer firms are not permitted to vote on the Plan and the Reorganization it contemplates or the issuance of additional ERM shares in the Reorganization with respect to shares for which no instructions have been received from customers.

A copy of the Plan is attached hereto as Exhibit A for your reference.

Terms of the Reorganization

Pursuant to, and subject to the conditions contained in, the Plan, the proposed Reorganization seeks to combine the Funds, which have similar investment strategies and risks, but also have important distinctions. The Plan provides for the reorganization of TERM into ERM, pursuant to which TERM would (i) transfer all of its assets to ERM in exchange solely for newly issued shares of ERM and ERM’s assumption of all of the liabilities of TERM and (ii) immediately distribute such newly issued shares of ERM to TERM shareholders. As a result, all of the assets of TERM will be transferred to ERM and ERM will assume all of the liabilities of TERM, including without limitation TERM’s indemnification obligations to its trustees and officers. Shareholders of TERM will receive a number of ERM shares equal in aggregate net asset value to the aggregate net asset value of the TERM shares held as of the Valuation Time (with cash being distributed in lieu of any fractional shares of ERM). Through the Reorganization, shares of TERM would be exchanged on a tax-free basis for federal income tax purposes for shares of ERM (although TERM shareholders who receive cash in lieu of fractional shares of ERM may incur certain tax liabilities). In the event that shareholders of TERM do not approve the Reorganization or shareholders of ERM do not approve the issuance of additional shares of ERM in the Reorganization, each Fund will continue to exist and operate on a stand-alone basis.

No fractional shares of ERM will be distributed to TERM shareholders and, in lieu of such fractional shares, TERM shareholders will receive cash. Please note that TERM shareholders may incur certain tax liabilities if they receive cash in lieu of fractional shares of ERM. The cash distributed in lieu of such fractional shares may result in long-term or short-term taxable gain for such shareholder, depending on the period that such shareholder held such shares. In the event TERM shareholders would be entitled to receive fractional shares of ERM, ERM’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such TERM shareholders, and each such TERM shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional ERM shares, ERM’s transfer agent will act directly on behalf of TERM shareholders entitled to receive fractional shares of ERM and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the TERM shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

The newly issued ERM shares in the Reorganization will be distributed to the shareholders of TERM in book entry form registered in a “street name” brokerage account held for the benefit of such shareholders upon the conversion of their TERM shares. Shareholders of TERM will receive a number of ERM shares based on their holdings in TERM as of the Valuation Time. ERM will not issue certificates representing ERM shares in connection with the Reorganization, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of ERM shares.

If TERM disposes of any of its assets prior to the consummation of the Reorganization, TERM may declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to TERM shareholders all of its net investment income, if any, net of brokerage commissions, through the date of the Reorganization. As of the date hereof, no net investment income or long-term capital gains dividends are expected prior to the Reorganization.

The direct expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by First Trust and EquityCompass. Direct Reorganization - related expenses include, without limitation: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus and related proxy materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. First Trust estimates that the amount of direct expenses to be incurred by First Trust and EquityCompass will be between $150,000 and $200,000.

The Plan may be terminated and the Reorganization abandoned due to (i) mutual agreement of the Trust, on behalf of ERM, and the Trust, on behalf of TERM; (ii) a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the closing of the reorganization, if not cured within 30 days of the breach and prior to the closing; (iii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or (iv) a determination by the Board of Trustees of either TERM or ERM that the consummation of the transactions contemplated in the Plan is not in the best interests of its respective Fund involved in the transactions contemplated by the Plan.

If the Proposals as presented in this Proxy Statement/Prospectus are approved at the Meeting, the Reorganization is expected to be completed shortly after the Meeting.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On December 7, 2020, the Board of Trustees of First Trust Exchange-Traded Fund VIII, on behalf of its series EquityCompass Tactical Risk Manager ETF (“TERM”) and EquityCompass Risk Manager ETF (“ERM” and together with TERM, the “Funds” and each a “Fund”), approved the reorganization of TERM into ERM (the “Reorganization”). For the reasons discussed below, the Board determined that the proposed Reorganization would be in the best interests of TERM and ERM and that the interests of the existing shareholders of TERM and ERM would not be diluted as a result of the Reorganization.

The Board considered the Reorganization over the course of meetings held in September and December 2020. At those meetings, First Trust Advisors L.P. (the “Advisor”), the investment adviser to both TERM and ERM, discussed with the Board its reasons for proposing the Reorganization. The Advisor reported that both TERM and ERM are primarily distributed through the investment platform of Stifel Financial Corp. (“Stifel”), the parent company of the Funds’ non-discretionary sub-adviser, EquityCompass Investment Management LLC (the “Sub-Advisor”). The Sub-Advisor recently informed the Advisor that Stifel may limit the sale on its platform of strategies that can go short the market. The Advisor and Sub-Advisor believe that such a limitation by Stifel would meaningfully limit the future growth potential of TERM. While ERM shares a substantially similar investment strategy as TERM, ERM cannot go short the market and, therefore, would not be impacted by Stifel’s move to limit access to strategies that can go short the market. Based on all the information reviewed, the Advisor expressed its view that reorganizing TERM into ERM was an attractive option. The Advisor noted the foreseeable limited growth potential of TERM and the compatibility of the investment strategies of the two Funds, and that the Reorganization would allow shareholders of TERM to remain in the Sub-Advisor’s tactical allocation (“Risk Manager”) investment strategy. The Advisor also noted that additional assets in ERM and having a single fund dedicated to the Risk Manager strategy could garner more investor interest over time, which could help shareholders in the form of improved bid/ask spreads.

In advance of the meetings at which the Reorganization was discussed, the Advisor provided the Board with a variety of materials relating to the Reorganization, including the rationale for and expected benefits of the Reorganization and comparative information about the Funds. In connection with the meetings and prior to approving the Reorganization, the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of TERM or ERM (the “Independent Trustees”) reviewed with the Advisor the information provided, reviewed with their counsel applicable law and their duties in considering the Reorganization and met in private sessions without the Advisor present.

Based upon all the information provided and the discussions at the meetings, the Board, including all of the Independent Trustees, approved the Reorganization and recommends that shareholders of TERM vote to approve the Reorganization and that shareholders of ERM vote to approve the issuance of shares in the Reorganization. In determining to approve the Reorganization and to recommend that shareholders vote to approve the Funds’ respective Reorganization proposals, the Board considered, among other things, the following factors:

•	Compatibility of Investment Objectives and Policies. The Board noted that TERM and ERM are both actively managed exchange-traded funds that follow the Sub-Advisor’s Risk Manager investment strategy that rotates the Funds’ allocations tactically from long equity to holding cash, although, under certain circumstances, TERM may also go short the broad equity market. The Board noted that the investment strategies for TERM and ERM are substantially similar except for TERM’s ability to go short the market. The Board also considered the 100% overlap of the Funds’ portfolio holdings and nearly identical cash positions as of December 7, 2020.
•	Comparison of Fees and Expense Ratios; Expense Savings. The Board considered comparative expense information for TERM and ERM, including comparisons between the current unitary management fee rates and expense ratios for TERM and ERM and the estimated pro forma unitary management fee rate and expense ratio of the combined fund. The Board noted that each Fund’s unitary management fee rate is 0.65% of its average daily net assets and would not change as a result of the Reorganization.
•	Expenses of the Reorganization. The Board noted that the Advisor and the Sub-Advisor proposed to bear the direct costs of the Reorganization, including costs associated with proxy solicitation. The Board also noted that portfolio turnover and, therefore, brokerage costs, in connection with the Reorganization were expected to be limited given the 100% overlap of the Funds’ portfolio holdings as of December 7, 2020.

•	Potential Improved Trading and Liquidity. The Board considered the Advisor’s statement that additional assets in ERM and having a single fund dedicated to the Sub-Advisor’s Risk Manager strategy could garner more investor interest over time, which could help shareholders in the form of improved bid/ask spreads.
•	Fund Performance. The Board reviewed the historical performance of TERM and ERM, noting that each Fund had underperformed its respective benchmark and peer group average over the one- and three-year periods ended September 30, 2020, and over the period from inception on April 10, 2017 through September 30, 2020, with ERM outperforming TERM for the three-year and since-inception periods. The Board also noted that the Funds’ performance over the one-year period ended September 30, 2020 was substantially identical.
•	Portfolio Management. The Board noted that each Fund is managed by the Advisor’s Investment Committee, with the Sub-Advisor providing non-discretionary investment advice to the Investment Committee. The Board noted that the Advisor’s Investment Committee would continue to manage ERM, with the Sub-Advisor continuing to provide non-discretionary investment advice to the Investment Committee, following the closing of the Reorganization.
•	Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Board noted the Advisor’s statement that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and that TERM and ERM will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board noted information provided by the Advisor indicating that TERM’s capital loss carryforwards could be transferred in the Reorganization, which, subject to certain limitations, could then be used by ERM.
•	Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of existing shareholders of TERM and ERM in light of the basis on which shares of ERM would be issued to shareholders of TERM.

Based upon on all of the foregoing considerations, the Board approved the proposed Agreement and Plan of Reorganization (the “Plan”) and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of TERM and ERM. The Board also determined that the interests of the existing shareholders of TERM and ERM would not be diluted as a result of the Reorganization. The Board of TERM and ERM, including the Independent Trustees, recommends that shareholders of TERM approve the Plan and the Reorganization and that shareholders of ERM approve the issuance of shares in the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of each Fund as of February 28, 2021, and the pro forma combined capitalization of ERM as if the Reorganization had occurred on such date. The following is for informational purposes only. No assurance can be given as to how many shares of ERM will be received by the shareholders of TERM on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of ERM that actually will be received on or after such date.

	TERM	ERM	Pro Forma Adjustments(1)	ERM Pro Forma Combined Fund(2)
Shareholders’ Equity:

Shares, $0.01 par value per share, 650,002 shares outstanding for TERM, 500,002 shares outstanding for ERM, 1,068,332 shares outstanding for ERM Pro Forma Combined Fund(3)	$6,500	$5,000	$(817)	$10,683	(2)
Paid-in Surplus	25,911,551	14,664,511	817	40,576,879
Accumulated distributable earnings (loss)	(13,227,231)	(3,506,421)		(16,733,652	)(4)

Net Assets	$12,690,820	$11,163,090		$23,853,910
Net Asset Value Per Share	$19.52	$22.33		$22.33

________________

(1)	Represents $0.01 par value per share multiplied by the difference between the number of ERM shares issued and TERM shares liquidated as a result of the Reorganization.
(2)

The adjusted balances are presented as if the Reorganization were effective as of February 28, 2021 for information purposes only. The actual closing date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders’ equity at that date.

(3)

Assumes the issuance of 568,330 of ERM shares in the Reorganization which number is based on the net asset value of the ERM shares and the net asset value of TERM common shares, as of February 28, 2021. The issuance of such number of ERM shares would result in the distribution of approximately 0.8742 shares of ERM for each share of TERM, based on the net asset values of ERM shares and TERM shares as of February 28, 2021.

(4)	TERM carries forward all of its net realized losses from investment transactions to ERM. Realized capital losses are allowed to be carried forward indefinitely. Limitations under the applicable tax regulations will apply to Reorganization losses.

Description of the Shares to be Issued by ERM

General. As of August 2, 2021 it is anticipated that ERM will issue 480,996 shares of beneficial interest in the Reorganization. As a general matter, the shares of TERM and ERM have the same voting rights and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no rights to cumulative voting. Holders of whole shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportionate fractional vote. Furthermore, TERM and ERM are governed by the same Declaration (as hereinafter defined) and by-laws (the “By-Laws”), which constitute the Funds’ charter documents. See “Additional Information About TERM and ERM – Charter Documents” below for additional discussion of each Fund’s charter documents.

Under the charter documents of TERM, shareholders of TERM are not entitled to dissenter’s rights of appraisal with respect to the reorganization of TERM into ERM. Shareholders of TERM, however, may sell their shares on the NYSE Arca until the closing date of the Reorganization. After the Reorganization, TERM shareholders will hold shares of ERM, which may also be sold on the NYSE Arca, as described in ERM’s prospectus.

The shares of TERM are currently listed and traded on the NYSE Arca under the symbol “TERM.” If the Reorganization is consummated, TERM shares will no longer be listed on the NYSE Arca and TERM will be dissolved, liquidated and terminated as provided in the Plan. The shares of ERM are currently listed and traded on NYSE Arca under the symbol “ERM.” Reports, proxy materials and other information concerning TERM and ERM may be inspected at the offices of the NYSE Arca.

The ERM shares, when issued in the Reorganization, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of ERM have no preference, preemptive, conversion or exchange rights, except as the Trustees may determine from time to time.

Distributions

Each of TERM and ERM distributes its net investment income quarterly, and each Fund distributes its net realized capital gains at least annually, if any. ERM has historically had a higher common share distribution rate than TERM. Neither TERM nor ERM has established a dividend reinvestment plan, but dividends may be reinvested automatically in additional TERM or ERM shares, respectively, if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Federal Income Tax Consequences

As a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)      the transfer of all TERM’s assets to ERM in exchange solely for ERM shares and the assumption by ERM of all the liabilities of TERM immediately followed by the pro rata, by class, distribution to TERM shareholders of all ERM shares received by TERM in complete liquidation of TERM and the termination of TERM as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and ERM and TERM will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)      no gain or loss will be recognized by ERM upon the receipt of all the assets of TERM solely in exchange for ERM shares and the assumption by ERM of all the liabilities of TERM;

(c)      no gain or loss will be recognized by TERM upon the transfer of all TERM’s assets to ERM solely in exchange for ERM shares and the assumption by ERM of all the liabilities of TERM or upon the distribution (whether actual or constructive) of such ERM shares to TERM shareholders solely in exchange for such shareholders’ shares of TERM in complete liquidation of TERM;

(d)      no gain or loss will be recognized by TERM shareholders upon the exchange of their TERM shares solely for ERM shares in the Reorganization;

(e)      the aggregate basis of ERM shares received by each TERM shareholder pursuant to the Reorganization will be the same as the aggregate basis of the TERM shares exchanged therefor by such shareholder. The holding period of the ERM shares received by each TERM shareholder in the Reorganization will include the period during which the TERM shares exchanged therefor were held by such shareholder, provided such TERM shares are held as capital assets at the time of the Reorganization; and

(f)      the basis of TERM’s assets transferred to ERM will be the same as the basis of such assets in the hands of TERM immediately before the effective time of the Reorganization. The holding period of the assets of TERM received by ERM will include the period during which such assets were held by TERM.

No opinion will be expressed as to (1) the effect of the Reorganization on TERM, ERM or any TERM Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If the Proposals presented herein are approved by the shareholders of TERM and ERM, respectively, TERM will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) prior to the closing of the Reorganization, and such distributions will be taxable to shareholders of TERM. As of the date hereof, the Fund does not anticipate that it will have any realized net investment income or any capital gains to distribute prior to the closing of the Reorganization.

TERM has approximately $14.8 million of net realized losses from investment transactions, none of which will expire by TERM’s next fiscal year end, which it will carry forward to ERM. TERM has no estimated built-in loss limitations and no estimated built-in gain limitations. ERM has $141,000 of net realized losses from investment transactions, none of which will expire by ERM’s next fiscal year end. ERM has no estimated built-in loss limitations and no estimated built-in gain limitations.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Further Information Regarding the Reorganization

Each Fund’s Board of Trustees has determined that the proposed Reorganization is in the best interests of its Fund. Accordingly, the Board of Trustees of TERM recommends that TERM shareholders vote FOR approval of the Plan and the Reorganization it contemplates, and the Board of Trustees of ERM recommends that ERM shareholders vote FOR approval of the issuance of ERM shares in the Reorganization.

The affirmative vote of a majority of the outstanding voting securities of TERM is required to approve the Plan. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of such Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Fund. The vote of a majority of the total votes cast by ERM shareholders, assuming a quorum is present at the Meeting, is required to approve the issuance of additional ERM shares in the Reorganization.

If the Reorganization is approved by shareholders of TERM and the issuance of additional shares is approved by shareholders of ERM, TERM and ERM shareholders will receive confirmation of the approval after the Reorganization is completed and, for TERM shareholders, an indication of the number of shares of ERM such TERM shareholders are receiving as a result of the Reorganization. Otherwise, TERM and ERM shareholders will be notified in the next shareholder report of TERM and ERM respectively. If the Reorganization is completed, the number of shares owned by a TERM shareholder will change following the Reorganization, as the shareholder will own shares in a different entity. However, the shareholders of TERM will receive a number of ERM shares equal in aggregate net asset value to the aggregate net asset value of the TERM shares held as of the Valuation Time (with cash being distributed in lieu of any fractional shares of ERM).

D. Additional Information About the Investment Policies and Management of the Funds

General Comparison of TERM and ERM

The investment strategies of TERM and ERM are similar, but have some important distinctions. TERM and ERM are actively managed ETFs whose primary investment objectives are to seek to provide long term capital appreciation with capital preservation as a secondary objective.

TERM will seek to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the United States or listed on a U.S. securities exchange. During periods when the U.S. equity market is determined to be unfavorable by the Sub-Adviser, TERM may invest all or a portion of its assets in cash, cash equivalents and short-term fixed income ETFs. During such periods, TERM may invest all or a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices including by investing in inverse ETFs. ERM will seek to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the United States or listed on a U.S. securities exchange. During periods when the U.S. equity market is determined to be unfavorable by the Sub-Adviser, ERM may invest all or a portion of its assets in cash, cash equivalents and short-term fixed income ETFs.

Both TERM and ERM have elected to be classified as diversified funds. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Similar to most ETFs, TERM and ERM trade their shares on a securities exchange, and persons wishing to buy or sell shares generally may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commissions). ETFs also issue and redeem shares on a continuous basis, at net asset value, in Creation Units. Creation Units of TERM and ERM will generally be issued and redeemed in-kind for securities in which TERM and ERM invest, respectively. Except when aggregated in Creation Units, TERM and ERM shares are not redeemable securities. For more information on the procedures for purchasing and redeeming Creation Units of ERM, please see “Purchase, Redemption and Pricing of Shares” in the Reorganization SAI.

These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund. In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund’s frequent need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of TERM and ERM generally will not lead to a tax event for the Funds or their ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants,” can purchase or redeem these Creation Units. Shares of TERM and ERM are traded on the NYSE Arca to provide liquidity for purchasers of TERM or ERM shares in amounts less than the size of a Creation Unit. The market price of TERM and ERM shares on the NYSE Arca may be equal to, more or less than the net asset value per share, but shares of ETFs typically trade in a range close to net asset value per share.

TERM and ERM shares are not currently subject to any 12b-1 distribution and service fees. The Board of Trustees of the Trust, of which TERM and ERM are series, has adopted Distribution and Service Plans pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plans, TERM and ERM are authorized to pay an amount up to 0.25% of their average daily net assets each year, respectively, to reimburse First Trust Portfolios L.P. for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. First Trust Portfolios L.P. may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by TERM or ERM, and TERM and ERM will not impose these fees prior to December 31, 2022. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of TERM’s and ERM’s assets, respectively, over time these fees would increase the cost of an investment in TERM or ERM and may cost shareholders more than certain other types of sales charges.

ERM and TERM are subject to the same fundamental policies, which are described in greater detail in the Reorganization SAI, and the non-fundamental policies, as described above, are similar for each Fund.

Principal Investment Strategies of ERM

ERM seeks to achieve its investment objectives by investing, under normal market circumstances, in equity securities of companies domiciled in the United States or listed on a U.S. securities exchange. During periods when the U.S. equity market is determined to be unfavorable by the Sub-Adviser, ERM may invest all or a portion of its assets in cash, cash equivalents and short-term fixed income ETFs.

ERM’s strategy seeks to provide exposure to U.S.-listed equity securities and to avoid large, prolonged market losses and reduce volatility. Although ERM may invest in equity securities of any market capitalization, the equity securities held by ERM are generally stocks in the S&P 100® Index and certain smaller capitalized stocks diversified across major economic sectors, typically within the S&P 500® Index. The portfolio of equity securities and allocation decisions are determined by analyzing technical and fundamental market indicators to determine the current overall favorability of the market. When these indicators determine that the market is entering an unfavorable period, ERM may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income ETFs, or ERM may invest all or a portion of its assets in FTSM. Certain of the ETFs in which ERM invests may be advised by First Trust.

FTSM

FTSM’s investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, FTSM intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed or floating rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations and other debt securities bearing fixed or floating interest rates. FTSM may also invest in money market securities. FTSM may invest up to 20% of its net assets in privately-issued, non-agency sponsored mortgage- and asset-backed securities. Under normal market conditions, FTSM’s portfolio is expected to have an average duration of less than one year and an average maturity of less than three years. Additional information regarding FTSM, including its prospectus and most recent annual report, is available without charge by visiting www.ftportfolios.com/Retail/Etf/EtfFundNews.aspx?Ticker=FTSM.

Principal Investment Strategies of TERM

TERM seeks to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the United States or listed on a U.S. securities exchange. During periods when the U.S. equity market is determined to be unfavorable by the Sub-Adviser, TERM may invest all or a portion of its assets in cash, cash equivalents and short-term fixed income ETFs. During such periods, TERM may invest all or a significant portion of its assets in securities designed to provide short exposure to broad U.S. market indices including by investing in inverse ETFs.

TERM’s strategy seeks to provide exposure to U.S.-listed equity securities and to avoid large, prolonged market losses and reduce volatility. Although TERM may invest in equity securities of any market capitalization, the equity securities held by TERM are generally stocks in the S&P 100® Index and certain smaller capitalized stocks diversified across major economic sectors, typically within the S&P 500® Index. The portfolio of equity securities and allocation decisions are determined by analyzing technical and fundamental market indicators to determine the current overall favorability of the market. When these indicators determine that the market is entering an unfavorable period, TERM may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income ETFs, or TERM may invest all or a portion of its assets in FTSM. During an unfavorable market period, TERM may also invest in inverse ETFs which seek to provide investment results that match a negative return of the performance of an underlying index like the S&P 500® Index. Certain of the ETFs in which TERM invests may be advised by First Trust.

Principal Investments of ERM and TERM

Equity Securities. The Funds invest in equity securities, including common stock. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied.

Investment Companies. The Funds may invest in securities of money market funds and ETFs. ETFs are managed registered investment companies which invest in various types of securities. ETFs issue shares of common stock that are traded on a securities exchange. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. As a shareholder in a pooled investment vehicle, a Fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other pooled investment vehicles. In addition, each Fund will incur brokerage costs when purchasing and selling shares of money market funds and ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

In addition, TERM may invest in inverse ETFs. An inverse ETF is a special type of index ETF that is designed to provide investment results that move in the opposite direction of the daily price movement of the index to which it is benchmarked. These ETFs may pursue this strategy by utilizing short selling, trading derivatives such as futures contracts and employing other leveraged investment techniques.

Each Fund’s ability to invest in other investment companies is limited by the 1940 Act and the related rules and interpretations. The Funds may invest in other investment companies in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain investment companies and their sponsors from the SEC, subject to certain conditions and pursuant to a contractual arrangement between a Fund and such investment companies.

Cash Equivalents and Short-Term Investments. Each Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may invest part or all of its assets in these securities or it may hold cash. During such periods, a Fund may not be able to achieve its investment objectives. A Fund may adopt a defensive strategy when the portfolio managers believe securities in which such Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the Reorganization SAI.

Non-Principal Investments of ERM and TERM

Derivative Instruments. TERM may invest a portion of its assets in derivative instruments designed to provide short exposure to broad U.S. market indexes, including exchange-traded futures, options and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, an underlying reference asset, such as an equity index.

Illiquid Securities. The Funds may invest up to 15% of their net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the SEC’s standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), certain securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, and certain repurchase agreements, among others.

Investment Advisers and Portfolio Managers

First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, based on recommendations provided by the Sub-Adviser, and certain other services necessary for the management of the portfolios. Following the Reorganization, First Trust will continue in its capacity as the investment adviser of ERM.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges is responsibilities subject to the policies of the Board of Trustees of the Funds.

As of April 7, 2021, First Trust served as investment adviser to eight mutual funds, ten exchange-traded funds consisting of 177 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Funds. As of March 31, 2021, First Trust collectively managed or supervised approximately $4.1 billion through unit investment trusts, exchange traded funds, closed-end funds, mutual funds and separate managed accounts. First Trust is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust and FTP are based in Wheaton, Illinois.

EquityCompass Investment Management, LLC, located at 1 South Street, 16th Floor, Baltimore, Maryland 21202, serves as a non-discretionary investment sub-adviser for both Funds pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). In this capacity, EquityCompass is responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in each Fund’s investment portfolio. EquityCompass is an SEC registered investment adviser offering a comprehensive range of investment portfolios and products to institutional and individual investors. As of March 31, 2021, EquityCompass had $4.26 billion in total assets.

There is no one individual primarily responsible for portfolio management decisions for TERM or ERM. Investments are made under the direction of the Investment Committee of First Trust with daily decisions being made jointly by Investment Committee members. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Todd Larson, Chris A. Peterson, Jon Gambla and Rob A. Guttschow.

Mr. Lindquist is responsible for overseeing the implementation of each Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP.

Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other portfolio managers on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.

Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003.

Mr. Larson, CFA, joined First Trust in 2007 as Portfolio Manager for First Trust’s Investment Grade Fixed Income Team and has 24 years of investment experience. Prior to joining First Trust, Mr. Larson was Vice President and Portfolio Manager for ABN AMRO Asset Management. Mr. Larson also served on ABN AMRO’s Macroeconomic Committee and Global Credit Committee. His previous positions also include Portfolio Manager at Van Kampen American Capital and Portfolio Manager at Horizon Cash Management. Mr. Larson has extensive experience in the portfolio management of core-style investment grade mandates and enhanced cash strategies. Mr. Larson received a B.A. in Business Administration from North Park College. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Mr. Peterson, CFA, is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.

Mr. Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also led the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla, has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development.

Mr. Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen’s buy-side derivative desk for fixed income and equity portfolio hedging.

Timothy M. McCann and Christopher M. Mutascio serve as Sub-Adviser portfolio managers that provide non-discretionary investment advice to the Investment Committee.

Mr. McCann is a Senior Portfolio Manager responsible for managing quantitative equity portfolios, investment research, and new product development at EquityCompass. Mr. McCann joined EquityCompass’ predecessor the Portfolio Strategy Group in 2002 as a quantitative analyst. He led the efforts to develop, refine and implement the EquityCompass proprietary quantitative models and rules-based investment strategies. Prior to EquityCompass, he worked at Morgan Stanley and UBS Securities (via PaineWebber) in various positions. Mr. McCann has a B.S. in business from The College of Notre Dame of Maryland.

Mr. Mutascio is a Senior Managing Director and Portfolio Manager at EquityCompass. He joined EquityCompass from Stifel, Nicolaus & Company, Incorporated, where his most recent role was Associate Director of Stifel’s U.S. Equity Research department. Prior to his position with Stifel Equity Research, Mr. Mutascio was senior bank analyst with KBW and a director of large cap traditional bank research for Credit Suisse. Previously he spent seven years with Legg Mason, where he was a managing director and the company’s senior bank analyst. He began his career as a federal bank regulator with the Office of the Comptroller of the Currency, where he worked for six years, rising to the level of national bank examiner. Mr. Mutascio has an M.B.A from Loyola University Maryland and an undergraduate degree from Gettysburg College.

Pursuant to the Investment Management Agreement between First Trust and the Trust, on behalf of TERM and ERM, First Trust manages each Fund’s portfolio based on recommendations provided by the Sub-Adviser. First Trust is paid an annual management fee of 0.65% of TERM and ERM’s respective average daily net assets and is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Pursuant to a contractual agreement between the Trust, on behalf of the Funds, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by each Fund so that the Funds would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Board of Trustees or (ii) upon the termination of the Investment Management Agreement, however, it is expected to remain in place for no less than one year from the date of this Proxy Statement/Prospectus.

Pursuant to contractual agreements between the Trust, on behalf of each of ERM and TERM, and First Trust, ERM and TERM’s investment adviser, the respective management fees paid to ERM and TERM’s investment adviser will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by either ERM or TERM so that ERM and TERM will not bear the indirect costs of holding them, provided that the investment companies are advised by the investment adviser. These contractual agreements shall continue until the earlier of (i) their termination at the direction of the Trust’s Board of Trustees or (ii) upon the termination of ERM or TERM’s management agreement, respectively, with the investment adviser, however, they are expected to remain in place for no less than one year from the date of this Proxy Statement/Prospectus.

Proposal No. 1

Reorganization of TERM Into ERM

(Shareholders of TERM)

For information to evaluate the proposal, TERM shareholders should see “Synopsis,” “Risk Factors,” Information About the Reorganization,” and “Additional Information About the Investment Policies and Management of the Funds” above. Proposal No. 1 to be submitted to the shareholders of EquityCompass Tactical Risk Manager ETF at the Meeting is as follows:

To approve an Agreement and Plan of Reorganization by and between the First Trust Exchange-Traded Fund VIII, on behalf of EquityCompass Tactical Risk Manager ETF, and First Trust Exchange-Traded Fund VIII, on behalf of EquityCompass Risk Manager ETF, pursuant to which EquityCompass Tactical Risk Manager ETF would (i) transfer all of its assets to EquityCompass Risk Manager ETF in exchange solely for newly issued shares of EquityCompass Risk Manager ETF and EquityCompass Risk Manager ETF’s assumption of all of the liabilities of EquityCompass Tactical Risk Manager ETF and (ii) immediately distribute such newly issued shares of EquityCompass Risk Manager ETF to EquityCompass Tactical Risk Manager ETF shareholders (collectively, the “Reorganization”).

The Board of Trustees of TERM recommends that TERM shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

* * * *

Proposal No. 2

Approval of Issuance of Additional Shares of ERM

(Shareholders of ERM)

For a discussion of the Reorganization in which the ERM shares will be issued if approved by ERM shareholders, the voting requirements in connection with the approval and the shares to be issued in the Reorganization, see “Information About the Reorganization – General,” “Information About the Reorganization – Terms of the Reorganization” and “Information About the Reorganization –Description of the Shares to be Issued by ERM” above.

The consummation of the Reorganization is contingent on the approval by ERM shareholders of the issuance of additional ERM shares in the Reorganization.

Proposal No. 2 to be submitted to the shareholders of EquityCompass Tactical Risk Manager ETF at the Meeting is as follows:

To approve the issuance of additional shares of ERM in the Reorganization in accordance with the applicable rules of the NYSE Arca Exchange.

For the forgoing reasons, the Board of Trustees of ERM recommends that ERM shareholders vote FOR approval of the issuance of ERM shares in the Reorganization.

* * * *

ADDITIONAL INFORMATION ABOUT TERM AND ERM

Charter Documents.

Each of TERM and ERM is a diversified series of the Trust, a Massachusetts business trust governed by Massachusetts law. The Trust is governed by an Amended and Restated Declaration of Trust, dated as of June 12, 2017 (the “Declaration”) and By-Laws. Additional information about the Declaration and By-Laws is provided below.

Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportionate fractional vote. The Trust is permitted to have more than one series, and currently there are 41 series of the Trust existing in addition to TERM and ERM. In some circumstances, all of the series vote together, but a separate vote will be taken by the shareholders of TERM and ERM on matters affecting TERM and ERM, respectively, as a series when so required under the 1940 Act or when the Board of Trustees of TERM and ERM has determined that the matter affects only the interests of the shareholders of TERM or ERM, respectively. If a matter affects only a particular series of the Trust and does not affect TERM or ERM, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for TERM would be voted upon only by shareholders of TERM.

Neither Fund is required to hold annual meetings of shareholders under its Declaration and By-Laws. Shareholder meetings of the Trust must be called when required by the 1940 Act to elect Trustees or to consider other matters requiring a vote of shareholders under the 1940 Act. Shareholder meetings of TERM and ERM may be called by a majority of the Trustees of the Trust. Shareholder meetings of TERM and ERM shall be called by the Secretary of the Trust, upon the order of the Trustees of the Trust upon the written request of the shareholders holding shares of TERM or ERM, respectively, representing in the aggregate not less than one-third of the voting power of the outstanding shares of TERM or ERM, respectively, entitled to vote on the matters specified in such written request provided that (i) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (ii) the shareholders of TERM or ERM requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Neither Fund’s shares have preemptive rights. However, under the Declaration, the Trustees have the power to authorize from time to time, such preference, preemptive, conversion or exchange rights as the Trustees may determine. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund’s net asset value per share (less any applicable redemption fee or sales charge). Unlike conventional mutual funds, ETFs like TERM and ERM issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of TERM and ERM will generally be issued and redeemed in-kind for securities in which TERM or ERM, respectively, invest. A Creation Unit of TERM and ERM consists of 50,000 shares. TERM and ERM shares are not individually redeemable securities of TERM and ERM, respectively, except when aggregated as Creation Units. Shares of TERM and ERM are listed and traded on NYSE Arca under the ticker symbols “TERM” and “ERM,” respectively, to provide liquidity for individual shareholders of TERM and ERM shares in amounts less than the size of a Creation Unit.

Shareholders of TERM and ERM are entitled to dividends as declared by the Trustees, and if the Trust were liquidated, each shareholder of TERM and ERM would be entitled to receive pro rata the distributable assets of the Trust attributable to shares of TERM and ERM, respectively. Each of TERM and ERM distribute their net investment income quarterly and their net realized capital gains at least annually, if any.

Under Massachusetts law, shareholders of a Massachusetts business trust could, in certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration contains an express disclaimer of shareholder liability for any debts, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to the respective Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of the Fund.

As noted above, the Trust issues its shares in more than one series. All consideration received by TERM or ERM for the issue or sale of shares of TERM or ERM, respectively, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of the Trust, subject only to the rights of creditors of TERM or ERM, respectively, and belong irrevocably to TERM or ERM for all purposes. Additional series of the Trust may be established by the Trustees of the Trust from time to time. Shares of TERM or ERM may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, the Declaration of the Trust requires a shareholder vote on those matters where the 1940 Act requires a vote of shareholders and also with respect to (i) the removal of Trustees. The Trustees may otherwise take most actions without shareholder consent, including amending the Declaration of Trust or by-laws of the Trust.

The Trust is not required to hold annual meeting of shareholders, and each Trustee is elected to serve until the next meeting of shareholders is called for the purpose of considering the election or re-election of such Trustee or of a successor Trustee. Except as required by the 1940 Act or NYSE Arca rules or as described above, the Declaration does not require the Trustees of the Trust to call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, any vacancies on the Board of Trustees may be filled by a majority of the Trustees then in office. The Declaration provides that, subject to the limits of the 1940 Act and with the exception of certain limited circumstances, any Trustee of the Trust may be removed from office only (i) by action of at least two-thirds of the outstanding shares of the Trust, or (ii) by the action of at least two-thirds of the remaining Trustees.

Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the aggregate number of outstanding shares of that series or class entitled to vote shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the charter documents governing ERM and TERM. Please see the charter documents themselves for additional information.

Independent Registered Public Accounting Firm (“Auditor”)

Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as Auditor for both TERM and ERM.

Fund Service Providers

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, accounting agent, custodian and transfer agent to TERM and ERM. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to both TERM and ERM.

Net Asset Value

ERM’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a valuation day, ERM’s net asset value will be determined as of that time. Net asset value is calculated for ERM by taking the market price of ERM’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board of Trustees of ERM or its delegate.

ERM’s investments are valued daily at market value or, in the absence of market value with respect to any investments, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services (“Pricing Services”). Fair value prices represent any prices not considered market value prices and are either obtained from a Pricing Service or determined by the Advisor’s pricing committee (the “Pricing Committee”), in accordance with valuation procedures (which may be revised from time to time) adopted by the Board of Trustees of ERM, and in accordance with provisions of the 1940 Act. As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. Valuing ERM’s assets using fair value pricing can result in using prices for those assets (particularly assets that trade in foreign markets) that may differ from current market valuations.

ERM’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board of Trustees of ERM and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or the AIM, the securities are fair valued at the mean of the most recent bid and ask prices on such day.

Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or the AIM, are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided that Advisor’s Pricing Committee has determined that the use of amortization cost is an appropriate reflection of the fair value given market and issuer-specific conditions existing at the time of determination. Net assets may change on days when investors may not sell or redeem shares ERM.

Certain securities in which ERM may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, short-term debt instruments are fair valued using information provided by a Pricing Service or obtained from broker-dealer quotations. Short-term debt instruments having a remaining maturity of 60 days or less when purchased are typically valued at cost adjusted for amortization of premiums and accretion of discounts, provided that the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.

GENERAL INFORMATION

Voting Process

This Proxy Statement/Prospectus, along with the Notice of Joint Special Meeting of Shareholders and the proxy card, is being mailed to shareholders of TERM and ERM on or about August 11, 2021. Much of the information is required to be disclosed under rules of the SEC. If there is anything you don’t understand, please contact AST Fund Solutions LLC, proxy solicitor for the Funds, at 866-342-2676.

Shareholders of record of TERM and ERM as of the close of business on July 12, 2021 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. If you are unable to attend the Meeting or any adjournment or postponement thereof, the Board of Trustees requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. On the matters coming before the Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed and not properly revoked. If a proxy is properly executed and returned and no choice is specified, the shares will be voted FOR the applicable Proposal. Shareholders who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the applicable Proposal by filing with TERM or ERM, as applicable, a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked prior to its exercise by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting.

Lists of shareholders of record of TERM and ERM entitled to notice of and to be present and to vote at the Meeting will be available at the Advisor’s Wheaton, Illinois offices, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of TERM or ERM, as applicable, during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership of TERM or ERM to be admitted to the Meeting or to inspect the list of shareholders.

AST Fund Solutions LLC has been engaged to assist in the solicitation of proxies for TERM and ERM. As the date of the Meeting approaches, certain shareholders of TERM and ERM may receive a telephone call from a representative of AST Fund Solutions LLC if their votes have not yet been received. Authorization to permit AST Fund Solutions LLC to execute proxies may be obtained by telephonic instructions from shareholders of TERM and ERM. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Trustees believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the representative of AST Fund Solutions LLC is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to AST Fund Solutions LLC, then the representative has the responsibility to explain the process, read the applicable Proposal on the proxy card, and ask for the shareholder’s instructions on the applicable Proposal. Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. AST Fund Solutions LLC will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call AST Fund Solutions LLC immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for voting by phone or via the Internet. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions by phone or via the Internet.

Under the By-Laws of the Trust, a quorum for the transaction of business at the Meeting with respect to a Fund is constituted by the presence in person or by proxy of the holders of at least thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the respective Fund entitled to vote at the Meeting. For purposes of establishing whether a quorum is present, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions, are counted.

If a quorum is not present with respect to a Fund, the chair of the Meeting or person presiding thereat, as applicable, may adjourn the Meeting from time to time until a quorum is present. In the event that a quorum is present but sufficient votes in favor of the Proposals have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such adjournment is approved by the vote of holders of shares of TERM or ERM, as applicable, representing a majority of the voting power of the shares of TERM or ERM, as applicable, present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment.

Broker-dealer firms holding shares of TERM or ERM in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable Proposal. Pursuant to NYSE Rule 452, broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer’s request for voting instructions may not vote such customer’s shares on the Proposals being considered at the Meeting.

The affirmative vote of a majority of the outstanding voting securities of TERM is required to approve the Proposal relating to the Plan and the Reorganization it contemplates. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of such Fund present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of such Fund. The affirmative vote of a majority of the total votes cast by ERM shareholders, assuming a quorum is present at the Meeting, is required to approve the Proposal relating to the issuance of additional ERM shares in connection with the Reorganization. For purposes of determining the approval of the Plan and the Reorganization it contemplates by TERM shareholders, abstentions of TERM shareholders will have the effect of a vote against such Proposal. For purposes of determining the approval of the issuance of additional ERM shares in the Reorganization, abstentions of ERM shareholders will have no effect on the Proposal.

Proxy solicitations will be made, beginning on or about August 11, 2021, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of TERM and ERM, as applicable; (ii) AST Fund Solutions LLC, TERM’s and ERM’s proxy solicitor that will provide proxy solicitation services in connection with the Proposals set forth herein; (iii) First Trust, the investment adviser of the Funds; (iv) the Bank of New York Mellon, the administrator, accounting agent, custodian and transfer agent of both TERM and ERM ; or (v) any affiliates of those entities.

The direct expenses of the Reorganization and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures, will be paid by First Trust and EquityCompass.

Any indirect expenses of the Reorganization, which primarily relate to repositioning of assets, if any, will be borne by TERM. TERM’s assets will not be repositioned prior to the Reorganization and so no indirect expenses are anticipated.

As of the Record Date, 550,002 shares of TERM were outstanding and 450,002 shares of ERM were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of TERM or ERM, respectively, the shareholder owns.

Share Ownership of TERM and ERM

Based solely on information First Trust obtained from filings available on the SEC’s EDGAR website, the following tables provide information regarding persons who owned beneficially or of record 5% or more of shares of TERM and ERM and, on a pro forma basis, ERM on a post-Reorganization basis, as of July 12, 2021. Neither First Trust nor TERM have any knowledge regarding the identities of the ultimate beneficiaries of any of the shares referenced below.

TERM

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Stifel, Nicolaus & Company Incorporated 501 N. Broadway, One Financial Plaza St. Louis, Missouri 63102	473,597	86.11%
BofA Securities, Inc. 4804 Dear Lake Drive E. Jacksonville, Florida 32246	30,913	5.62%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC, and First Trust. ERM and TERM disclaim any responsibility as to the accuracy of such information.

ERM

Name and Address	Number of Shares Beneficially Owned (1)	Percentage of Ownership(1)
Stifel, Nicolaus & Company Incorporated 501 N. Broadway, One Financial Plaza St. Louis, Missouri 63102	393,566	87.46%
BofA Securities, Inc. 4804 Dear Lake Drive E. Jacksonville, Florida 32246	29,112	6.47%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC, and First Trust. ERM and TERM disclaim any responsibility as to the accuracy of such information.

As of December 31, 2020, the Trustees and executive officers of TERM as a group beneficially owned less than 1% of TERM’s outstanding shares, and the Trustees and executive officers of ERM as a group beneficially owned less than 1% of ERM’s outstanding shares.

Pro Forma ERM Post Reorganization

Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Ownership(1)
Stifel, Nicolaus & Company Incorporated 501 N. Broadway, One Financial Plaza St. Louis, Missouri 63102	807,620	87.16%
BofA Securities, Inc. 4804 Dear Lake Drive E. Jacksonville, Florida 32246	56,138	6.06%

(1)       This information is based solely on the information provided on such shareholder’s filings with the SEC, and First Trust. TERM and ERM disclaim any responsibility as to the accuracy of such information. Such information assumes the completion of the Reorganization and the relative net asset values of ERM common shares and TERM common shares as of July 12, 2021.

Shareholder Proposals

TERM’s and ERM’s By-Laws do not permit shareholder proposals for action by shareholders at a meeting of shareholders other than as required under federal law. TERM’s and ERM’s Board of Trustees, respectively, may permit from time to time in their discretion procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof.

As a general matter, TERM and ERM do not intend to hold regular annual or special meetings of its shareholders.

Shareholder Communications

Shareholders of TERM or ERM who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of TERM’s and ERM’s Secretary, W. Scott Jardine, First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The letter should indicate that such shareholder is a TERM or ERM shareholder, as applicable. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for TERM is August 31. The fiscal year end for ERM is August 31.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Advisor.

Annual Report Delivery

Annual reports will be available online or sent to shareholders of record of ERM and, if the Reorganization is not consummated, to shareholders of TERM following the applicable Fund’s next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of TERM or ERM as applicable.

It Is Important That Proxies Be Returned Promptly. Shareholders Who Do Not Expect To Attend The Meeting Are Therefore Urged To Complete, Sign, Date And Return The Proxy Card As Soon As Possible In The Enclosed Postage-Paid Envelope.

If You Need Any Assistance, Or Have Any Questions Regarding The Proposal Applicable to You Or How To Vote Your Shares, Call AST Fund Solutions LLC at 866-342-2676 Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this        day of            , 2021 by First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), on behalf of its series, EquityCompass Risk Manager ETF (the “Acquiring Fund”), the Trust, on behalf of its series, EquityCompass Tactical Risk Manager ETF (the “Target Fund”), and First Trust Advisors L.P. (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, and transactions and actions related thereto, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement.

WHEREAS, the Acquiring Fund and the Target Fund are each a series of the Trust, and are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1      THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with Massachusetts law, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission, creation fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3      LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4      LIQUIDATING DISTRIBUTION. As of the Closing, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depositary in connection with the establishment of book-entry ownership of the shares.

1.5      OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares to a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8      REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9      BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the Target Fund’s net assets and liabilities and the value of the Acquiring Fund’s net assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the First Trust exchange-traded funds adopted by the Board (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3      SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Target Fund’s net assets as described in Article I, shall be determined by dividing the value of the assets (net of liabilities) of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. Shareholders of record of the Target Fund at the Closing will be credited with full shares of the Acquiring Fund. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional Acquiring Fund Shares, and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4      EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE Arca Exchange (“NYSE Arca”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE Arca or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING. The Closing shall occur at              on                , 2021 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held as of 8:00 a.m. ET on the Closing Date at the offices of Chapman and Cutler LLP in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such Target Fund Shareholder as of the Closing.

(b) The Acquiring Fund shall cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)      There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund.

(f)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)      The financial statements of the Target Fund as of August 31, 2020, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2020, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2020, whether or not incurred in the ordinary course of business. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)      All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)      At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)       No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)      The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)      The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The financial statements of the Acquiring Fund as of August  31, 2020 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2020, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. Before the Closing Date, the Acquiring Fund will advise the Target Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2020, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required by Rule 17a-8 under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2      APPROVAL OF SHAREHOLDERS. The Trust will call special meetings of the Target Fund Shareholders and, if deemed necessary under the rules of the NYSE Arca, the shareholders of the Acquiring Fund, respectively, to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5      FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and, if necessary, the Acquiring Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1      All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2      The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3      The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4      The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5      The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1      This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund and, the issuance of the Acquiring Fund Shares, if such shareholder approval is deemed necessary or appropriate, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund, in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2      As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Target Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)       The Trust is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust.”

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i)  the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement, except such as may be required under any Massachusetts securities law, rule, or regulation, about which we express no opinion.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.6      The Acquiring Fund shall have received on the Closing Date an opinion from Chapman and Cutler LLP and/or an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, substantially to the effect that:

(a)      The Trust is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust.”

(b)      The execution and delivery of the Agreement by the Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)      To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) no regulatory consents, authorizations, orders, approvals or filings are required to be obtained or made by the Target under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and the performance of its obligations pursuant to the Agreement except such as may be required under any Massachusetts securities law, rule, or regulation, about which such counsel expresses no opinion, and except for filings with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston in connection with the termination of the Target Fund as a series of the Trust.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)      No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)      No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)      The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Chapman and Cutler LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1      The Adviser will pay the expenses incurred by each Fund in connection with the Reorganization (as described below, the “Reorganization Expenses”) regardless of whether the Reorganization is consummated. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs; provided, however, that the Target Fund will be responsible for the expenses relating to the disposition or acquisition of securities of the Target Fund in connection with the Reorganization.

9.2      Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1      The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the President or any Vice President of the Target Fund or the Acquiring Fund, respectively, without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)      a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      All parties hereto are expressly put on notice of the Declaration of Trust of the Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the trustees or officers of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, in each case acting as trustees or officers and not individually, and it is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust individually, or impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as provided in the applicable Declaration of Trust, and persons dealing with a Fund must look solely to the assets of such Fund for the enforcement of any claims.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

First Trust Exchange-Traded Fund VIII, on behalf of EquityCompass Risk Manager ETF

By:
Name:
Title:

First Trust Exchange-Traded Fund VIII, on behalf of EquityCompass Tactical Risk Manager ETF

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

FIRST TRUST ADVISORS L.P.

By:
Name:
Title:

[Signature Page to the Agreement and Plan of Reorganization]

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

EquityCompass Tactical Risk Manager ETF (TERM),

A SERIES OF

FIRST TRUST EXCHANGE-TRADED FUND VIII
AND
EquityCompass Risk Manager ETF (ERM),
A SERIES OF
FIRST TRUST EXCHANGE-TRADED FUND VIII

(Exact Name of Registrant as Specified in Charter)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(630) 765-8000

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated August 11, 2021 that is being furnished to shareholders of EquityCompass Tactical Risk Manager ETF (“TERM”), an exchange-traded fund organized as a separate series of First Trust Exchange-Traded Fund VIII, an open-end management investment company (the “Trust”), and EquityCompass Risk Manager ETF (“ERM” and together with TERM, each a “Fund”), an exchange-traded fund organized as a separate series of the Trust, in connection with a Special Meeting of Shareholders (the “Meeting”) called by the Board of Trustees of TERM (the “Board of Trustees”) to be held at the offices of the Funds, 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, on September 13, 2021, at 12:15 p.m. Central time. At the Meeting, shareholders of both TERM and ERM will be asked to approve an Agreement and Plan of Reorganization between TERM and ERM, pursuant to which TERM would reorganize into ERM, and shareholders of TERM would become shareholders of ERM (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing TERM and ERM at the address shown above or by calling (800) 621-1675.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i) Statement of Additional Information, dated January 4, 2021, for ERM (SEC File No. 333-210186);

(ii) Statement of Additional Information, dated January 4, 2021, for TERM (SEC File No. 333-210186);

(iii) the financial statements of ERM for its most recent fiscal year ended August 31, 2020 contained in ERM’s Annual Report to Shareholders for the fiscal year ended August 31, 2020 (SEC File No. 811-23147);

(iv) the unaudited financial statements for ERM contained in ERM’s Semi-Annual Report to Shareholders for the six months ended February 28, 2021 (SEC File No. 811-23147);

(v) the financial statements of TERM for its most recent fiscal year ended August 31, 2020 contained in TERM’s Annual Report to Shareholders for the fiscal year ended August 31, 2020 (SEC File No. 811-23147); and

(vi) the unaudited financial statements for TERM contained in TERM’s Semi-Annual Report to Shareholders for the six months ended February 28, 2021 (SEC File No. 811-23147).

The date of this Statement of Additional Information is August 11, 2021.

2

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS	1
MANAGEMENT OF THE FUNDS	2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	3
INVESTMENT ADVISORY AND OTHER SERVICES	4
PORTFOLIO MANAGERS	4
BROKERAGE ALLOCATION AND OTHER PRACTICES	4
TAXATION OF THE FUNDS	5
CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR	5
FINANCIAL STATEMENTS	6

-i-

FUND HISTORY

This Statement of Additional Information relates to an Agreement and Plan of Reorganization between First Trust Exchange-Traded Fund VIII (the “Trust”), on behalf of its series EquityCompass Tactical Risk Manager ETF (“TERM”), and the Trust, on behalf of its series EquityCompass Risk Manager ETF (“ERM” and together with TERM, the “Funds” and each individually a “Fund”), pursuant to which TERM would reorganize into ERM, and shareholders of TERM would become shareholders of ERM (the “Reorganization”). ERM is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). For further information concerning ERM in general see the headings “General Description of the Trust and the Funds” in ERM’s Statement of Additional Information as it relates to ERM. For further information concerning TERM in general see the headings “General Description of the Trust and the Fund” in TERM’s Statement of Additional Information as it related to TERM.

DESCRIPTION OF INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE FUNDS

ERM and TERM are subject to the same fundamental policies, listed below:

1.	A Fund may not issue senior securities, except as permitted under the 1940 Act.
2.	A Fund may not borrow money, except as permitted under the 1940 Act.
3.	A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
4.	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
5.	A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1⁄3% of the value of a Fund’s total assets.
6.	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

7.	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies.

The fundamental policies of the Funds are identical and the non-fundamental policies, as described below, are similar for each Fund.

ERM Investment Objectives and Risks

ERM’s investment objectives, which are a fundamental policy, are to seek to provide long term capital appreciation with capital preservation as a secondary objective.

For a discussion of ERM’s investment objectives and techniques and related investment policies, see the heading “Investment Objectives and Policies” and “Investment Strategies” in ERM’s Statement of Additional Information as it relates to ERM. For a discussion of the risks associated with an investment in ERM, see the heading “Investment Risks” in ERM’s Statement of Additional Information as it relates to ERM. For a discussion of the fundamental and non-fundamental investment policies of ERM adopted by the Trust’s Board of Trustees, see heading “Investment Objectives and Policies” in ERM’s Statement of Additional Information as it relates to ERM.

TERM Investment Objectives and Risks

TERM’s investment objectives, which are a fundamental policy, are to seek to provide long term capital appreciation with capital preservation as a secondary objective.

For a discussion of TERM’s investment objectives and techniques and related investment policies, see the heading “Investment Objectives and Policies” and “Investment Strategies” in TERM’s Statement of Additional Information as it relates to TERM. For a discussion of the risks associated with an investment in TERM, see the heading “Investment Risks” in TERM’s Statement of Additional Information as it relates to TERM. For a discussion of the fundamental and non-fundamental investment policies of TERM adopted by the Trust’s Board of Trustees, see heading “Investment Objectives and Policies” in TERM’s Statement of Additional Information as it relates to TERM.

MANAGEMENT OF THE FUNDS

Management of ERM

For a disclosure of the names and a brief occupational biography of each of the ERM’s trustees and officers, identifying those who are interested persons of ERM, see the heading “Management of the Funds” in ERM’s Statement of Additional Information.

As of December 31, 2020, the officers and trustees, in the aggregate, owned less than 1% of the shares of ERM.

Management of TERM

For a disclosure of the names and a brief occupational biography of each of TERM’s trustees and officers, identifying those who are interested persons of TERM, see the heading “Management of the Funds” in TERM’s Statement of Additional Information.

As of December 31, 2020, the officers and trustees, in the aggregate, owned less than 1% of the shares of TERM.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

ERM

For a discussion of the persons who control ERM, persons who own beneficially 5% or more of ERM’s outstanding equity securities and percentages of the Fund’s equity securities owned by all officers, trustees, and members of any advisory board of the Trust as a group, see the heading “Management of the Funds” and “Exhibit A – Principal Holders Table” in ERM’s Statement of Additional Information.

To the knowledge of the Board of Trustees, as of July 12, 2021, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”)) beneficially owned more than 5% of ERM’s outstanding shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of shares, including percentage of outstanding shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission (“SEC”) by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the shares listed below.

ERM
Beneficial Ownership of Shares

Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Outstanding Shares Beneficially Owned
Stifel, Nicolaus & Company Incorporated 501 N. Broadway, One Financial Plaza St. Louis, Missouri 63102	393,566	87.46%
BofA Securities, Inc. 4804 Dear Lake Drive E Jacksonville, Florida 32246	29,112	6.47%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Other Services of ERM

For a discussion of ERM’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor, and Exchange” in ERM’s Statement of Additional Information.

Investment Advisory and Other Services of TERM

For a discussion of TERM’s advisory and management-related services agreements and plans of distribution, see the headings “Management of the Funds” and “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange” in TERM’s Statement of Additional Information.

PORTFOLIO MANAGERS

Portfolio Managers of ERM

For a discussion of portfolio managers’ management activities, compensation and ownership of securities in ERM, see heading “Management of the Funds” in ERM’s Statement of Additional Information as it relates to ERM.

Portfolio Managers of TERM

For a discussion of portfolio managers’ management activities, compensation and ownership of securities in TERM, see heading “Management of the Funds” in TERM’s Statement of Additional Information as it relates to TERM.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Allocation and Other Practices of ERM

For a discussion of ERM’s brokerage policy, see the heading “Brokerage Allocations” in ERM’s Statement of Additional Information.

Brokerage Allocation and Other Practices of TERM

For a discussion of TERM’s brokerage policy, see the heading “Brokerage Allocations” in TERM’s Statement of Additional Information.

TAXATION OF THE FUNDS

Taxation of ERM

For a discussion of any tax information relating to ownership of ERM’s shares, see the heading “Federal Tax Matters” in ERM’s Statement of Additional Information.

Taxation of TERM

For a discussion of any tax information relating to ownership of TERM’s shares, see the heading “Federal Tax Matters” in TERM’s Statement of Additional Information.

CAPITAL STOCK; SHARE PURCHASE, REDEMPTION AND PRICING; DISTRIBUTOR

ERM

For a discussion of ERM’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in ERM’s Statement of Additional Information.

For a description of the purchase and redemption procedures for ERM’s shares and a discussion of ERM’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Units” and “Determination of Net Asset Value” in ERM’s Statement of Additional Information.

For a discussion of ERM’s distributor, see the heading “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange” in ERM’s Statement of Additional Information.

TERM

For a discussion of TERM’s authorized securities and the characteristics of the Fund’s shares of beneficial interest, see the headings “General Description of the Trust and the Funds” and “Additional Information” in TERM’s Statement of Additional Information.

For a description of the purchase and redemption procedures for TERM’s shares and a discussion of TERM’s valuation and pricing procedures, see the headings “Creation and Redemption of Creation Units” and “Determination of Net Asset Value” in TERM’s Statement of Additional Information.

For a discussion of TERM’s distributor, see the heading “Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor and Exchange” in TERM’s Statement of Additional Information.

FINANCIAL STATEMENTS

Financial Highlights of ERM

For the unaudited financial statements for ERM for the six months ended February 28, 2021, see the heading “Financial Highlights” in ERM’s Semi-Annual Report for the six months ended February 28, 2021. For the audited financial statements for ERM for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for ERM, see the heading “Financial Highlights” in ERM’s prospectus dated January 4, 2021.

Financial Highlights of TERM

 For the unaudited financial statements for TERM for the six months ended February 28, 2021, see the heading “Financial Highlights” in TERM’s Semi-Annual Report for the six months ended February 28, 2021.For the audited financial statements for TERM for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditor for TERM, see the heading “Financial Highlights” in TERM’s prospectus dated January 4, 2021.

Pro Forma Financial Statements of ERM

Pro Forma

Statement of Assets and Liabilities

February 28, 2021 (Unaudited)

	ERM	TERM	Pro Forma	Pro Forma
	Acquiring Fund	Target Fund	Adjustments	Combined
ASSETS:
Investments, at value
(Cost $9,409,758, $10,690,675, and $20,100,433)	$11,148,422	$12,674,098	-	$23,822,520
Dividends receivable	20,278	23,153	-	43,431
Total Assets	11,168,700	12,697,251	-	23,865,951

LIABILITIES:
Investment advisory fees payable	5,610	6,431	-	12,041
Total Liabilities	5,610	6,431	-	12,041
NET ASSETS	$11,163,090	$12,690,820	-	$23,853,910

NET ASSETS consist of:
Paid-in capital	$14,664,511	$25,911,551	$817	$40,576,879
Par value	5,000	6,500	(817)	10,683
Accumulated distributable earnings (loss)	(3,506,421)	(13,227,231)	-	(16,733,652)
NET ASSETS	$11,163,090	$12,690,820	-	$23,853,910

Net Asset Value, per common share	$22.33	$19.52		$22.33

Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	500,002	650,002	(81,672)	1,068,332	(1)

(1) Reflects the issuance of 568,330 shares of ERM in exchange for the assets and liabilities of TERM.

See Notes to Pro Forma Financial Statements

Pro Forma

Statement of Operations

For the Twelve Months Ended February 28, 2021 (Unaudited)

	ERM	TERM	Pro Forma	Pro Forma
	Acquiring Fund	Target Fund	Adjustments	Combined

INVESTMENT INCOME:
Dividends	$238,501	$267,307	-	$505,808
Total investment income	238,501	267,307	-	505,808
EXPENSES:
Investment advisory fees	81,462	90,994	-	172,456
Total expenses	81,462	90,994	-	172,456
NET INVESTMENT INCOME (LOSS)	157,039	176,313	-	333,352
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on :
Investments	(2,434,192)	(2,474,317)	-	(4,908,509)
In-kind redemptions	799,947	(1,151,978)	-	(352,031)
Net realized gain (loss)	(1,634,245)	(3,626,295)	-	(5,260,540)
Net change in unrealized appreciation (depreciation) on investments	2,815,603	3,671,798	-	6,487,401
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,181,358	45,503	-	1,226,861
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,338,397	$221,816	-	$1,560,213

See Notes to Pro Forma Financial Statements

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

ERM Shares	TERM Shares	Combined Shares	Description	ERM Value	TERM Value	Pro Forma Adjustments	Combined Value
Common Stocks — 99.7%
			Aerospace & Defense — 2.4%
349	397	746	Boeing (The) Co. (a)	$ 73,991	$ 84,168		$ 158,159
423	482	905	General Dynamics Corp.	69,148	78,793		147,941
154	175	329	Lockheed Martin Corp.	50,859	57,794		108,653
1,010	1,151	2,161	Raytheon Technologies Corp.	72,710	82,860		155,570
				266,708	303,615		570,323
			Air Freight & Logistics — 1.0%
233	265	498	FedEx Corp.	59,299	67,442		126,741
352	400	752	United Parcel Service, Inc., Class B	55,556	63,132		118,688
				114,855	130,574		245,429
			Airlines — 0.9%
1,585	1,801	3,386	Alaska Air Group, Inc.	103,057	117,101		220,158

			Automobiles — 1.8%
8,825	10,016	18,841	Ford Motor Co. (a)	103,252	117,187		220,439
1,996	2,267	4,263	General Motors Co.	102,455	116,365		218,820
				205,707	233,552		439,259

			Banks — 3.9%
2,433	2,764	5,197	Bank of America Corp.	84,450	95,938		180,388
1,356	1,543	2,899	Citigroup, Inc.	89,333	101,653		190,986
608	693	1,301	JPMorgan Chase & Co.	89,479	101,989		191,468
1,635	1,859	3,494	U.S. Bancorp	81,750	92,950		174,700
2,480	2,821	5,301	Wells Fargo & Co.	89,702	102,036		191,738
				434,714	494,566		929,280
			Beverages — 1.7%
1,195	1,360	2,555	Coca-Cola (The) Co.	58,543	66,626		125,169
1,758	2,001	3,759	Molson Coors Beverage Co., Class B	78,143	88,945		167,088
426	486	912	PepsiCo, Inc.	55,035	62,786		117,821
				191,721	218,357		410,078
			Biotechnology — 2.2%
673	765	1,438	AbbVie, Inc.	72,509	82,421		154,930
234	266	500	Amgen, Inc.	52,631	59,829		112,460
209	239	448	Biogen, Inc. (a)	57,032	65,218		122,250
939	1,069	2,008	Gilead Sciences, Inc.	57,655	65,637		123,292
				239,827	273,105		512,932

			Capital Markets — 4.0%
1,716	1,955	3,671	Bank of New York Mellon (The) Corp.	72,347	82,423		154,770
105	118	223	BlackRock, Inc.	72,922	81,951		154,873
293	332	625	Goldman Sachs Group (The), Inc.	93,608	106,067		199,675
5,102	5,801	10,903	Invesco Ltd.	114,387	130,058		244,445
1,215	1,381	2,596	Morgan Stanley	93,397	106,158		199,555
				446,661	506,657		953,318

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

			Chemicals — 3.1%
662	751	1,413	Albemarle Corp.	104,073	118,065	222,138
1,243	1,411	2,654	Dow, Inc.	73,722	83,686	157,408
1,056	1,203	2,259	DuPont de Nemours, Inc.	74,258	84,595	158,853
3,190	3,623	6,813	Mosaic (The) Co.	93,786	106,516	200,302
				345,839	392,862	738,701
			Communications Equipment — 2.0%
1,500	1,705	3,205	Cisco Systems, Inc.	67,305	76,503	143,808
478	543	1,021	F5 Networks, Inc. (a)	90,810	103,159	193,969
2,741	3,118	5,859	Juniper Networks, Inc.	63,811	72,587	136,398
				221,926	252,249	474,175
			Consumer Finance — 1.6%
585	666	1,251	American Express Co.	79,127	90,083	169,210
812	925	1,737	Capital One Financial Corp.	97,594	111,176	208,770
				176,721	201,259	377,980
			Containers & Packaging — 1.4%
458	523	981	Avery Dennison Corp.	80,246	91,635	171,881
1,685	1,916	3,601	WestRock Co.	73,449	83,518	156,967
				153,695	175,153	328,848
			Diversified Financial Services — 0.60%
277	316	593	Berkshire Hathaway, Inc., Class B (a)	66,621	76,001	142,622

			Diversified Telecommunication Services — 1.6%
2,067	2,350	4,417	AT&T, Inc.	57,648	65,542	123,190
5,782	6,570	12,352	Lumen Technologies, Inc.	71,061	80,745	151,806
993	1,127	2,120	Verizon Communications, Inc.	54,913	62,323	117,236
				183,622	208,610	392,232
			Electric Utilities — 3.3%
675	767	1,442	Duke Energy Corp.	57,773	65,647	123,420
1,645	1,871	3,516	Exelon Corp.	63,497	72,221	135,718
854	970	1,824	NextEra Energy, Inc.	62,752	71,276	134,028
1,922	2,185	4,107	NRG Energy, Inc.	70,172	79,774	149,946
792	900	1,692	Pinnacle West Capital Corp.	55,385	62,937	118,322
1,092	1,242	2,334	Southern (The) Co.	61,938	70,446	132,384
				371,517	422,301	793,818

			Electrical Equipment — 0.7%
891	1,013	1,904	Emerson Electric Co.	76,537	87,017	163,554

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

			Electronic Equipment, Instruments & Components — 1.8%
345	393	738	IPG Photonics Corp. (a)	78,436	89,349	167,785
234	266	500	Zebra Technologies Corp.,	116,866	132,848	249,714
			Class A (a)	195,302	222,197	417,499

			Energy Equipment & Services — 0.90%
3,723	4,253	7,976	Schlumberger N.V.	103,909	118,701	222,610

			Entertainment — 2.2%
1,085	1,233	2,318	Live Nation Entertainment, Inc. (a)	96,413	109,564	205,977
118	136	254	Netflix, Inc. (a)	63,584	73,284	136,868
474	540	1,014	Walt Disney (The) Co. (a)	89,605	102,082	191,687
				249,602	284,930	534,532

			Equity Real Estate InvestmentTrusts — 4.2%
245	280	525	American Tower Corp.	52,952	60,516	113,468
731	831	1,562	Boston Properties, Inc.	72,464	82,377	154,841
5,426	6,152	11,578	Host Hotels & Resorts, Inc.	90,017	102,062	192,079
2,185	2,482	4,667	Iron Mountain, Inc.	76,016	86,349	162,365
907	1,033	1,940	Simon Property Group, Inc.	102,419	116,646	219,065
1,805	2,051	3,856	UDR, Inc.	74,312	84,440	158,752
				468,180	532,390	1,000,570

			Food & Staples Retailing — 1.7%
166	189	355	Costco Wholesale Corp.	54,946	62,559	117,505
1,634	1,856	3,490	Walgreens Boots Alliance, Inc.	78,318	88,958	167,276
419	475	894	Walmart, Inc.	54,436	61,712	116,148
				187,700	213,229	400,929

			Food Products — 1.1%
1,971	2,243	4,214	Kraft Heinz (The) Co.	71,705	81,600	153,305
1,030	1,172	2,202	Mondelez International, Inc., Class A	54,755	62,304	117,059
				126,460	143,904	270,364

			Health Care Equipment & Supplies — 2.4%
545	618	1,163	Abbott Laboratories	65,280	74,024	139,304
275	312	587	Danaher Corp.	60,409	68,537	128,946
1,343	1,528	2,871	DENTSPLY SIRONA, Inc.	71,273	81,091	152,364
565	644	1,209	Medtronic PLC	66,088	75,329	141,417
				263,050	298,981	562,031

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

			Health Care Providers & Services — 3.00%
1,004	1,139	2,143	CVS Health Corp.	68,403	77,600	146,003
687	782	1,469	DaVita, Inc. (a)	70,163	79,866	150,029
994	1,130	2,124	Henry Schein, Inc. (a)	61,479	69,890	131,369
189	215	404	UnitedHealth Group, Inc.	62,790	71,427	134,217
547	623	1,170	Universal Health Services, Inc., Class B	68,555	78,081	146,636
				331,390	376,864	708,254

			Hotels, Restaurants & Leisure —1.2%
267	305	572	McDonald’s Corp.	55,039	62,873	117,912
685	779	1,464	Starbucks Corp.	74,001	84,155	158,156
				129,040	147,028	276,068
			Household Durables — 2.2%
1,423	1,617	3,040	Leggett & Platt, Inc.	61,573	69,968	131,541
605	686	1,291	Mohawk Industries, Inc. (a)	105,869	120,043	225,912
3,395	3,859	7,254	Newell Brands, Inc.	78,662	89,413	168,075
				246,104	279,424	525,528

			Household Products — 1.0%
765	871	1,636	Colgate-Palmolive Co.	57,528	65,499	123,027
424	482	906	Procter & Gamble (The) Co.	52,377	59,542	111,919
				109,905	125,041	234,946

			Industrial Conglomerates — 2.3%
367	418	785	3M Co.	64,247	73,175	137,422
9,437	10,727	20,164	General Electric Co.	118,340	134,516	252,856
355	405	760	Honeywell International, Inc.	71,834	81,952	153,786
				254,421	289,643	544,064

			Insurance — 2.2%
625	710	1,335	Allstate (The) Corp.	66,625	75,686	142,311
2,119	2,412	4,531	American International Group, Inc.	93,130	106,008	199,138
1,575	1,792	3,367	MetLife, Inc.	90,720	103,219	193,939
				250,475	284,913	535,388

			Interactive Media & Services —1.2%
40	46	86	Alphabet, Inc., Class A (a)	80,876	93,008	173,884
225	254	479	Facebook, Inc., Class A (a)	57,965	65,435	123,400
				138,841	158,443	297,284

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

			Internet & Direct Marketing Retail — 1.2%
18	20	38	Amazon.com, Inc. (a)	55,673	61,858	117,531
35	39	74	Booking Holdings, Inc. (a)	81,498	90,812	172,310
				137,171	152,670	289,841

			IT Services — 4.7%
260	295	555	Accenture PLC, Class A	65,234	74,016	139,250
467	530	997	Gartner, Inc. (a)	83,612	94,891	178,503
483	549	1,032	International Business Machines Corp.	57,443	65,293	122,736
362	411	773	Jack Henry & Associates, Inc.	53,735	61,009	114,744
174	197	371	Mastercard, Inc., Class A	61,570	69,708	131,278
300	342	642	PayPal Holdings, Inc. (a)	77,955	88,869	166,824
295	333	628	Visa, Inc., Class A	62,655	70,726	133,381
2,726	3,102	5,828	Western Union (The) Co.	63,298	72,028	135,326
				525,502	596,540	1,122,042

			Life Sciences Tools & Services — 0.50%
134	151	285	Thermo Fisher Scientific, Inc.	60,311	67,962	128,273

			Machinery — 1.5%
394	449	843	Caterpillar, Inc.	85,057	96,930	181,987
2,143	2,435	4,578	Flowserve Corp.	79,291	90,095	169,386
				164,348	187,025	351,373
			Media — 5.4%
95	108	203	Charter Communications, Inc., Class A (a)	58,275	66,249	124,524
1,270	1,446	2,716	Comcast Corp., Class A	66,954	76,233	143,187
2,705	3,075	5,780	Discovery, Inc., Class A (a)	143,446	163,067	306,513
2,010	2,284	4,294	DISH Network Corp., Class A (a)	63,335	71,969	135,304
3,525	4,014	7,539	Interpublic Group of Cos. (The), Inc.	92,073	104,846	196,919
4,263	4,830	9,093	News Corp., Class B	97,708	110,704	208,412
1,186	1,350	2,536	Omnicom Group, Inc.	81,514	92,785	174,299
				603,305	685,853	1,289,158

			Multiline Retail — 0.6%
374	423	797	Target Corp.	68,607	77,595	146,202

			Multi-Utilities — 0.5%
2,659	3,023	5,682	NiSource, Inc.	57,434	65,297	122,731

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

			Oil, Gas & Consumable Fuels — 4.30%
815	929	2,838	Chevron Corp.	81,500	92,900	174,400
1,780	2,023	3,718	ConocoPhillips	92,578	105,216	197,794
1,703	1,938	7,045	Exxon Mobil Corp.	92,592	105,369	197,961
4,695	5,342	10,650	Kinder Morgan, Inc.	69,016	78,527	147,543
5,219	5,955	5,219	Occidental Petroleum Corp.	138,878	158,463	297,341
				474,564	540,475	1,015,039

			Pharmaceuticals — 3.8%
979	1,112	2,091	Bristol-Myers Squibb Co.	60,042	68,199	128,241
400	455	855	Eli Lilly and Co.	81,956	93,225	175,181
396	451	847	Johnson & Johnson	62,750	71,465	134,215
712	810	1,522	Merck & Co., Inc.	51,705	58,822	110,527
1,275	1,450	2,725	Perrigo Co. PLC	51,459	58,522	109,981
1,607	1,828	3,435	Pfizer, Inc.	53,818	61,220	115,038
4,157	4,727	8,884	Viatris, Inc. (a)	61,732	70,196	131,928
				423,462	481,649	905,111
			Professional Services — 1.3%
652	742	1,394	Leidos Holdings, Inc.	57,670	65,630	123,300
4,120	4,689	8,809	Nielsen Holdings PLC	92,329	105,080	197,409
				149,999	170,710	320,709

			Road & Rail — 0.5%
295	335	630	Union Pacific Corp.	60,758	68,997	129,755

			Semiconductors & Semiconductor Equipment — 4.0%
1,135	1,291	2,426	Intel Corp.	68,985	78,467	147,452
109	124	233	NVIDIA Corp.	59,795	68,024	127,819
457	522	979	Qorvo, Inc. (a)	79,852	91,209	171,061
500	568	1,068	QUALCOMM, Inc.	68,095	77,356	145,451
743	844	1,587	Teradyne, Inc.	95,557	108,547	204,104
413	470	883	Texas Instruments, Inc.	71,148	80,967	152,115
				443,432	504,570	948,002

			Software — 2.8%
120	137	257	Adobe, Inc. (a)	55,160	62,975	118,135
281	319	600	Microsoft Corp.	65,299	74,129	139,428
984	1,120	2,104	Oracle Corp.	63,478	72,251	135,729
235	267	502	salesforce.com, Inc. (a)	50,877	57,806	108,683
169	191	360	Tyler Technologies, Inc. (a)	78,318	88,513	166,831
				313,132	355,674	668,806

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

			Specialty Retail — 1.8%
3,419	3,873	7,292	Gap (The), Inc. (a)	85,304	96,632	181,936
213	241	454	Home Depot (The), Inc.	55,027	62,260	117,287
355	403	758	Lowe’s Cos., Inc.	56,711	64,379	121,090
				197,042	223,271	420,313

			Technology Hardware, Storage & Peripherals — 3.9%
508	578	1,086	Apple, Inc.	61,600	70,088	131,688
6,215	7,066	13,281	Hewlett Packard Enterprise Co.	90,491	102,881	193,372
1,334	1,516	2,850	NetApp, Inc.	83,508	94,902	178,410
1,191	1,353	2,544	Seagate Technology PLC	87,217	99,080	186,297
1,576	1,801	3,377	Western Digital Corp.	108,003	123,423	231,426
				430,819	490,374	921,193

			Textiles, Apparel & Luxury Goods — 2.1%
3,726	4,243	7,969	Hanesbrands, Inc.	65,913	75,059	140,972
467	530	997	NIKE, Inc., Class B	62,942	71,433	134,375
868	984	1,852	Ralph Lauren Corp.	101,626	115,207	216,833
				230,481	261,699	492,180

			Tobacco — 1.2%
1,525	1,736	3,261	Altria Group, Inc.	66,490	75,689	142,179
785	893	1,678	Philip Morris International, Inc.	65,956	75,030	140,986
				132,446	150,719	283,165

			Total Common Stocks — 99.7%	11,126,920	12,649,747	23,776,667
			(Cost $20,054,580)

			Money Market Funds — 0.2%
21,502	24,351	45,853	Morgan Stanley Institutional Funds - Treasury Portfolio - Institutional Class 0.01% (b)	21,502	24,351	45,853
			(Cost $45,853)

			Total Investments — 99.9%	11,148,422	12,674,098	23,822,520
			(Cost $20,100,433) (c)
			Net Other Assets and Liabilities — 0.1%	14,668	16,722	31,390
			Net Assets — 100.0%	$11,163,090	$12,690,820	$23,853,910

EquityCompass Risk Manager ETF (ERM) and EquityCompass Tactical Risk Manager (TERM)

Portfolio of Investments

February 28, 2021 (Unaudited)

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of February 28, 2021.

(c)   Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of February 28, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,542,021 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $819,934. The net unrealized appreciation was $3,722,087.

Valuation Inputs

A summary of inputs used to value the Fund's investments as

of February 28, 2021 is as follows (see Note 3A - Portfolio

Valuation in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Common Stocks*	$ 23,776,667	$ -	$ -
Money Market
Funds	45,853	–	-
Total Investments	$ 23,822,520	$ -	$ -
* See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

Notes to Pro Forma Financial Statements

EquityCompass Tactical Risk Manager ETF (TERM) into EquityCompass Risk Manager ETF (ERM)

February 28, 2021 (Unaudited)

1. Fund Description

The Acquiring Fund, EquityCompass Risk Manager ETF (the “Acquiring Fund”), is a series of First Trust Exchange-Traded Fund VIII (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on February 22, 2016, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).The Acquiring Fund trades under the ticker symbol ERM on the NYSE Arca, Inc. (“NYSE Arca”).

The Acquiring Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Acquiring Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”

The Acquiring Fund is an actively managed exchange-traded fund. The Acquiring Fund’s primary investment objective is to seek to provide long term capital appreciation with capital preservation as a secondary objective. The Acquiring Fund seeks to achieve its investment objectives by investing, under normal market conditions, in equity securities of companies domiciled in the U.S. or listed on a U.S. exchange. During periods when the U.S. equity market is determined to be unfavorable by the Acquiring Fund’s sub-advisor, EquityCompass Investment Management, LLC (the “Sub-Advisor”), the Acquiring Fund may invest all or a portion of its assets in cash, cash equivalents, money market funds and/or short-term fixed income exchange-traded funds (“ETFs”), or each Fund may invest all or a portion of its assets in a single short-term fixed income ETF, the First Trust Enhanced Short Maturity ETF (“FTSM”). Certain of the ETFs in which each Fund invests may be advised by First Trust Advisors L.P. (“First Trust” or the “Advisor”).

2. Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of First Trust Tactical Risk Manager ETF (the “Target Fund”) by the Acquiring Fund as if such acquisition had taken place as of February 28, 2021.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the 12 months ended February 28, 2021. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying unaudited pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their annual reports dated August 31, 2020.

3. Significant Accounting Policies

The Acquiring Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The Acquiring Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Acquiring Fund’s NAV is calculated by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Acquiring Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Acquiring Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Acquiring Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Acquiring Fund’s investments are valued as follows:

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Shares of open-end funds are valued at fair value which is based on NAV per share.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Acquiring Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Acquiring Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1) the type of security;

2) the size of the holding;

3) the initial cost of the security;

4) transactions in comparable securities;

5) price quotes from dealers and/or third-party pricing services;

6) relationships among various securities;

7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8) an analysis of the issuer’s financial statements; and

9) the existence of merger proposals or tender offers that might affect the value of the security.

The Acquiring Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Acquiring Fund’s investments as of February 28, 2021, is included with the Acquiring Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

C. Dividends and Distributions to Shareholders

Dividends from net investment income of the Acquiring Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned, if any, are declared at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Acquiring Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

D. Income Taxes

The Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Acquiring Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Acquiring Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

The Acquiring Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019 and 2020 remain open to federal and state audit. As of February 28, 2021, management has evaluated the application of these standards to the Acquiring Fund, and has determined that no provision for income tax is required in the Acquiring Fund’s financial statement for uncertain tax positions.

The Acquiring Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Acquiring Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At August 31, 2020, for federal income tax purposes, the Acquiring Fund had a capital loss carryforward of $6,043,156 available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Acquiring Fund’s shareholders.

The acquiring Fund's non-expiring net capital losses will be subject to loss limitation resulting from the reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $141,910 per year.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended August 31,2020, the Acquiring Fund had no net late year ordinary or capital losses.